Free Writing Prospectus
Filed Pursuant to Rule 433
Registration File No. 333-131662

CHL Mortgage Pass-Through Trust 2007-HYB1

Final Term Sheet

$623,894,100 (Approximate)

CWMBS, Inc.
Depositor

Countrywide Home Loans, Inc.
Sponsor and Seller

Countrywide Home Loans Servicing LP
Master Servicer

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the Free writing prospectus.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

FREE WRITING PROSPECTUS

Mortgage Pass-Through Certificates, Series 2007-HYB1

Distributions payable monthly, beginning February 26, 2007
__________________

The following classes of certificates are being offered pursuant to this free writing prospectus:
	Initial Class Certificate Balance/Initial Notional Amount(1)		Pass-Through Rate(2)		Initial Class Certificate Balance/Initial Notional Amount(1)		Pass-Through Rate(2)
Class 1-A-1	$60,621,000		Variable	Class 4-A-2	$8,203,000		Variable
Class 1-A-2	$6,735,000		Variable	Class 4-A-IO	$82,031,000	(3)	Variable
Class 1-A-IO	$67,356,000	(3)	Variable	Class 5-A-1	$70,758,000		Variable
Class 2-A-1	$234,469,000		Variable	Class 5-A-2	$7,862,000		Variable
Class 2-A-IO	$260,521,000	(3)	Variable	Class 5-A-IO	$78,620,000	(3)	Variable
Class 3-A-1	$90,889,000		Variable	Class A-R	$100		Variable
Class 3-A-IO	$100,988,000	(3)	Variable	Class M	$16,870,000		Variable
Class 2-3-A2	$36,151,000		Variable	Class B-1	$10,823,000		Variable
Class 4-A-1	$73,828,000		Variable	Class B-2	$6,685,000		Variable

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with the method of calculating their pass-through rates and their initial ratings, are set forth in the tables under “Summary—Description of the Certificates”.

(3) The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates are interest only notional amount certificates. The initial notional amounts of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates are set forth in the table but are not included in the aggregate certificate balance of all the certificates offered.

SUMMARY

Issuing Entity

CHL Mortgage Pass-Through Trust 2007-HYB1, a common law trust formed under the laws of the State of New York.

Depositor

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

See “The Depositor” in the prospectus.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

See “Servicing of Mortgage Loans—Countrywide Home Loans” in this free writing prospectus.

Originators

Approximately 11.62%, 54.14%, 51.80%, 90.82% and 67.28% of the mortgage loans in loan groups 1, 2, 3, 4 and 5, respectively, were originated by Countrywide Home Loans, Inc. Approximately 46.09% and 13.91% of the mortgage loans in loan group 1 were originated by GreenPoint Mortgage Funding, Inc. and Decision One Mortgage Company, respectively. Approximately 10.26% of the mortgage loans in loan group 3 were originated by GreenPoint Mortgage Funding, Inc. The remainder of the mortgage loans in each loan group were originated by various other originators, which, individually, originated less than 10% of the mortgage loans in each loan group.

Master Servicer

Countrywide Home Loans Servicing LP

See “Servicing of Mortgage Loans—Countrywide Home Loans Servicing LP” in this free writing prospectus.

Trustee

The Bank of New York

See “Description of the Certificates—The Trustee” in this free writing prospectus.

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of January 1, 2007 and the origination date for that mortgage loan (referred to as the “cut-off date” ).

Closing Date

On or about January 30, 2007.

The Mortgage Loans

The mortgage pool will consist of conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance of approximately $636,625,428 as of the cut-off date. Substantially all of the mortgage loans have original terms to maturity of 30 years. The mortgage pool will be divided into five separate groups. Each group of mortgage loans is referred to as a “loan group.” The mortgage rate on each mortgage loan is fixed for a specified period after origination after which the mortgage rate adjusts based on a specified index. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

Loan Group	Aggregate Principal Balance	Fixed Rate Period (months)
1	$72,738,291	36	(1)
2	$281,339,651	60
3	$109,058,168	60
4	$88,586,571	84
5	$84,902,747	120

(1)   One mortgage loan in loan group 1 has a fixed rate period of 12 months.

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance	$72,738,291
Geographic Concentrations in excess of 10%:
California	52.03%
Weighted Average Original Loan-to-Value Ratio	77.36%
Weighted Average Current Mortgage Rate	6.373%
Range of Current Mortgage Rates	4.875% to 8.625%
Average Current Principal Balance	$336,751
Range of Current Principal Balances	$75,200 to $1,360,000
Weighted Average Remaining Term to Maturity	359 months
Weighted Average FICO Score	703
Weighted Average Gross Margin	3.093%
Weighted Average Maximum Mortgage Rate	12.322%
Weighted Average Minimum Mortgage Rate	3.268%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance	$281,339,651
Geographic Concentrations in excess of 10%:
California	53.62%
Weighted Average Original Loan-to-Value Ratio	74.52%
Weighted Average Current Mortgage Rate	6.609%
Range of Current Mortgage Rates	4.750% to 8.750%
Average Current Principal Balance	$391,293
Range of Current Principal Balances	$36,000 to $2,212,500
Weighted Average Remaining Term to Maturity	358 months
Weighted Average FICO Score	712
Weighted Average Gross Margin	2.386%
Weighted Average Maximum Mortgage Rate	11.923%
Weighted Average Minimum Mortgage Rate	2.424%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance	$109,058,168
Geographic Concentrations in excess of 10%:
California	44.51%
Weighted Average Original Loan-to-Value Ratio	74.55%
Weighted Average Current Mortgage Rate	6.575%
Range of Current Mortgage Rates	5.000% to 8.500%
Average Current Principal Balance	$352,939
Range of Current Principal Balances	$39,323 to $1,760,000
Weighted Average Remaining Term to Maturity	358 months
Weighted Average FICO Score	713
Weighted Average Gross Margin	2.382%
Weighted Average Maximum Mortgage Rate	11.957%
Weighted Average Minimum Mortgage Rate	2.393%

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance	$88,586,571
Geographic Concentrations in excess of 10%:
California	48.16%
Weighted Average Original Loan-to-Value Ratio	73.31%
Weighted Average Current Mortgage Rate	6.515%
Range of Current Mortgage Rates	5.125% to 8.750%
Average Current Principal Balance	$461,388
Range of Current Principal Balances	$40,000 to $2,714,000
Weighted Average Remaining Term to Maturity	358 months
Weighted Average FICO Score	713
Weighted Average Gross Margin	2.287%
Weighted Average Maximum Mortgage Rate	11.553%
Weighted Average Minimum Mortgage Rate	2.291%

As of the cut-off date, the mortgage loans in loan group 5 had the following characteristics:

Aggregate Current Principal Balance	$84,902,747
Geographic Concentrations in excess of 10%:
California	67.63%
Weighted Average Original Loan-to-Value Ratio	72.09%
Weighted Average Current Mortgage Rate	6.584%
Range of Current Mortgage Rates	5.250% to 9.250%
Average Current Principal Balance	$520,876
Range of Current Principal Balances	$59,835 to $2,720,000
Weighted Average Remaining Term to Maturity	359 months
Weighted Average FICO Score	714
Weighted Average Gross Margin	2.260%
Weighted Average Maximum Mortgage Rate	11.655%
Weighted Average Minimum Mortgage Rate	2.260%

Relationship Between the Loan Groups and the Certificate Groups

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group with the same number. For example, the certificates with a “1” prefix are sometimes referred to in this free writing prospectus as the “group 1 senior certificates”, the certificates with a “2” prefix are sometimes referred to in this free writing prospectus as the “group 2 senior certificates” and so forth. The Class A-R Certificates are part of the group 1 senior certificates. The Class 2-3-A2 Certificates have two components, the Class 2-A-2 P&I Component and Class 3-A-2 P&I Component, and they are part of the group 2 senior certificates and the group 3 senior certificates, respectively. Whenever reference is made to distributions or allocations to one or more classes of certificates related to a loan group, in the case of the Class 2-3-A2 Certificates, that reference means a distribution or allocation to the component of the Class 2-3-A2 Certificates related to that loan group. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.

Description of the Certificates

The issuing entity will issue the following classes of certificates:

Class	Initial Class Certificate Balance/Initial Notional Amount (1)		Type	Initial Rating (Moody’s) (2)	Initial Rating (S&P) (2)
Offered Certificates
Class 1-A-1	$60,621,000		Super Senior/Variable Pass-Through Rate	Aaa	AAA
Class 1-A-2	$6,735,000		Senior Support/Variable Pass-Through Rate	Aaa	AAA
Class 1-A-IO	$67,356,000	(3)(4)	Senior/Interest-Only/Notional Amount/ Variable Pass-Through Rate/Component	Aaa	AAA
Class 2-A-1	$234,469,000		Super Senior/Variable Pass-Through Rate	Aaa	AAA
Class 2-A-IO	$260,521,000	(3)(5)	Senior/Interest-Only/Notional Amount/ Variable Pass-Through Rate/Component	Aaa	AAA

Class 3-A-1	$90,889,000		Super Senior/Variable Pass-Through Rate	Aaa	AAA
Class 3-A-IO	$100,988,000	(3)(6)	Senior/Interest-Only/Notional Amount/ Variable Pass-Through Rate/Component	Aaa	AAA
Class 2-3-A2	$36,151,000	(7)	Senior Support/Variable Pass-Through Rate/ Component	Aaa	AAA
Class 4-A-1	$73,828,000		Super Senior/Variable Pass-Through Rate	Aaa	AAA
Class 4-A-2	$8,203,000		Senior Support/Variable Pass-Through Rate	Aaa	AAA
Class 4-A-IO	$82,031,000	(3)(8)	Senior/Interest-Only/Notional Amount/ Variable Pass-Through Rate/Component	Aaa	AAA
Class 5-A-1	$70,758,000		Super Senior/Variable Pass-Through Rate	Aaa	AAA
Class 5-A-2	$7,862,000		Senior Support/Variable Pass-Through Rate	Aaa	AAA
Class 5-A-IO	$78,620,000	(3)(9)	Senior/Interest-Only/Notional Amount/ Variable Pass-Through Rate/Component	Aaa	AAA
Class A-R	$100		Senior/Variable Pass-Through Rate/Residual	Aaa	AAA
Class M	$16,870,000		Subordinate/Variable-Pass Through Rate	Aa2	AA
Class B-1	$10,823,000		Subordinate/Variable-Pass Through Rate	A2	A
Class B-2	$6,685,000		Subordinate/Variable-Pass Through Rate	Baa2	BBB

Non-Offered Certificates(10)
Class B-3	$5,411,000		Subordinate/Variable-Pass Through Rate
Class B-4	$4,456,000		Subordinate/Variable-Pass Through Rate
Class B-5	$2,864,327		Subordinate/Variable-Pass Through Rate
______________

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2)
The offered certificates will not be offered unless they are assigned the indicated ratings by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)
The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates are comprised of multiple components that are not separately transferable. The respective notional amounts of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates will be equal to the sum of the component notional amounts of their related components.

(4)
The Class 1-A-IO Certificates will have two components, the Class 1-A-1 IO and Class 1-A-2 IO Components, with component notional amounts that are equal to the class certificate balances of the Class 1-A-1 and Class 1-A-2 Certificates, respectively.

(5)
The Class 2-A-IO Certificates will have two components, the Class 2-A-1 IO and Class 2-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 2-A-1 Certificates and the component principal balance of the Class 2-A-2 P&I Component, respectively.

(6)
The Class 3-A-IO Certificates will have two components, the Class 3-A-1 IO and Class 3-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 3-A-1 Certificates and the component principal balance of the Class 3-A-2 P&I Component, respectively.

(7)
The Class 2-3-A2 Certificates will have two components, the Class 2-A-2 P&I Component and the Class 3-A-2 P&I Component. The Class 2-3-A2 Certificates will have a class certificate balance equal to the sum of the component principal balances of the Class 2-A-2 P&I Component and the Class 3-A-2 P&I Component, the initial component principal balances of which are $26,052,000 and $10,099,000, respectively.

(8)
The Class 4-A-IO Certificates will have two components, the Class 4-A-1 IO and Class 4-A-2 IO Components, with component notional amounts that are equal to the class certificate balances of the Class 4-A-1 and Class 4-A-2 Certificates, respectively.

(9)
The Class 5-A-IO Certificates will have two components, the Class 5-A-1 IO and Class 5-A-2 IO Components, with component notional amounts that are equal to the class certificate balances of the Class 5-A-1 and Class 5-A-2 Certificates, respectively.

(10)
The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

Class	Related Loan Group	Pass-Through Rate	Interest Accrual Period	Interest Accrual Convention
Offered Certificates
Class 1-A-1	1	(1)	calendar month (2)	30/360 (3)
Class 1-A-2	1	(1)	calendar month (2)	30/360 (3)
Class 1-A-IO	1	(4)	calendar month (2)	30/360 (3)
Class 2-A-1	2	(5)	calendar month (2)	30/360 (3)
Class 2-A-IO	2	(6)	calendar month (2)	30/360 (3)
Class 3-A-1	3	(7)	calendar month (2)	30/360 (3)
Class 3-A-IO	3	(8)	calendar month (2)	30/360 (3)
Class 2-3-A2	2 and 3	(9)	calendar month (2)	30/360 (3)
Class 4-A-1	4	(10)	calendar month (2)	30/360 (3)
Class 4-A-2	4	(10)	calendar month (2)	30/360 (3)
Class 4-A-IO	4	(11)	calendar month (2)	30/360 (3)
Class 5-A-1	5	(12)	calendar month (2)	30/360 (3)
Class 5-A-2	5	(12)	calendar month (2)	30/360 (3)
Class 5-A-IO	5	(13)	calendar month (2)	30/360 (3)
Class A-R	1	(14)	calendar month (2)	30/360 (3)
Class M	1, 2, 3, 4 and 5	(15)	calendar month (2)	30/360 (3)
Class B-1	1, 2, 3, 4 and 5	(15)	calendar month (2)	30/360 (3)
Class B-2	1, 2, 3, 4 and 5	(15)	calendar month (2)	30/360 (3)

Non-Offered Certificates
Class B-3	1, 2, 3, 4 and 5	(15)	calendar month (2)	30/360 (3)
Class B-4	1, 2, 3, 4 and 5	(15)	calendar month (2)	30/360 (3)
Class B-5	1, 2, 3, 4 and 5	(15)	calendar month (2)	30/360 (3)
______________
(1)
The pass-through rates for the Class 1-A-1 and Class 1-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2009 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1, minus 0.416410% and 0.314566%, respectively and (ii) after the distribution date in December 2009 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(2)	The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3)	Interest will accrue at the rate described in this table on the basis of a 360 day year divided into twelve 30 day months.

(4)  The pass-through rate for the Class 1-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 1-A-1 IO and Class 1-A-2 IO Components. The component rates for the Class 1-A-1 IO and Class 1-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2009 will be a per annum rate equal to 0.416410% and 0.314566%, respectively and (ii) after the distribution date in December 2009 will be 0% in each case.

(5)
The pass-through rate for the Class 2-A-1 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2, minus 0.628570% and (ii) after the distribution date in December 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(6)
The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 2-A-1 IO and Class 2-A-2 IO Components. The component rates for the Class 2-A-1 IO and Class 2-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2011 will be a per annum rate equal to 0.628570% and 0.526538%, respectively and (ii) after the distribution date in December 2011 will be 0% in each case.

(7)
The pass-through rate for the Class 3-A-1 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3, minus 0.614091% and (ii) after the distribution date in November 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(8)
The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 3-A-1 IO and Class 3-A-2 IO Components. The component rates for the Class 3-A-1 IO and Class 3-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2011 will be a per annum rate equal to 0.614091% and 0.483573%, respectively and (ii) after the distribution date in November 2013 will be 0% in each case.

(9)
The pass-through rate for the Class 2-3-A2 Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average component rate of the Class 2-A-2 P&I Component and Class 3-A-2 P&I Component weighted on the basis of their respective component principal balances. The component rate for the Class 2-A-2 P&I Component for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2, minus 0.526538% and (ii) after the distribution date in December 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2. The component rate for the Class 3-A-2 P&I Component for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3, minus 0.483573% and (ii) after the distribution date in November 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(10)
The pass-through rates for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2013 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4, minus 0.466468% and 0.288962%, respectively and (ii) after the distribution date in November 2013 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4.

(11)
The pass-through rate for the Class 4-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 4-A-1 IO and Class 4-A-2 IO Components. The component rates for the Class 4-A-1 IO and Class 4-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2013 will be a per annum rate equal to 0.466468% and 0.288962%, respectively and (ii) after the distribution date in November 2013 will be 0% in each case.

(12)
The pass-through rates for the Class 5-A-1 and Class 5-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2016 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 5, minus 0.432746% and 0.332746%, respectively and (ii) after the distribution date in December 2016 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 5.

(13)
The pass-through rate for the Class 5-A-IO Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average of the component rates of the Class 5-A-1 IO and Class 5-A-2 IO Components. The component rates for the Class 5-A-1 IO and Class 5-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2016 will be a per annum rate equal to 0.432746% and 0.332746%, respectively and (ii) after the distribution date in December 2016 will be 0% in each case.

(14)
The pass-through rate for the Class A-R Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(15)
The pass-through rate for each class of subordinated certificates for the interest accrual period for any distribution date will be equal to (i) the sum of the following for each loan group: the product of (1) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (2) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month, minus the aggregate class certificate balance of the senior certificates (other than the notional amount certificates) related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.

Designations
We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Classes of Certificates
Senior Certificates
Class 1-A-1, Class 1-A-2, Class 1-A-IO, Class 2-A-1, Class 2-A-IO, Class 3-A-1, Class 3-A-IO, Class 2-3-A2, Class 4-A-1, Class 4-A-2, Class 4-A-IO, Class 5-A-1, Class 5-A-2, Class 5-A-IO and Class A-R Certificates

Subordinated Certificates	Class M and Class B Certificates

Notional Amount Certificates	Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates

Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates

Offered Certificates	Senior Certificates, Class M, Class B-1 and Class B-2 Certificates

Record Date

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of that distribution date.

Denominations

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

Beginning on February 26, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

Last Scheduled Distribution Date

The last scheduled distribution date for the certificates is the distribution date in March 2037. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The interest accrual period, interest accrual convention and method of calculating the pass-through rate for each class of interest-bearing certificates is shown in the table on page 6.

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates will only be entitled to receive distributions of interest up to and including the distribution date in December 2009, December 2011, November 2011, November 2013 and December 2016, respectively.

On each distribution date, to the extent funds are available, each class of certificates will be entitled to receive:

•
interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, of that class immediately prior to that distribution date; and

•	any interest remaining unpaid from prior distribution dates; less

•	any net interest shortfalls allocated to that class or its components for that distribution date.

Allocation of Interest Shortfalls:

For any distribution date, the interest entitlement for each class of certificates or its components will be reduced by the amount of net interest shortfalls experienced by the related mortgage loans resulting from:

•	prepayments on the mortgage loans; and

•	reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes or components of senior certificates related to that loan group and the subordinated certificates entitled to receive distributions of interest on that distribution date, based on their respective entitlements (or in the case of the subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in that loan group evidenced by the subordinated certificates), in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the certificates or components related to that loan group in the order described below under “—Priority of Distributions Among Certificates”, interest will be distributed on each class or component of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, principal collections from the mortgage loans in a loan group are allocated to the related senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

•
in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in that loan group; and

•
in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the tenth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

•
no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied; and

•
if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in that loan group and in the other loan groups are satisfied (referred to as the “two-times test”), each senior prepayment percentage will step down prior to the tenth anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates entitled to receive principal distributions as described below under “—Amounts Available for Distributions on the Certificates.”

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates are not entitled to receive any principal distributions.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and will consist of the following amounts for the mortgage loans in each loan group (after the fees and expenses described under the next heading are subtracted):

•	all scheduled installments of interest and principal due and received on the mortgage loans in the loan group in the applicable period, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in the loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•
net proceeds from the liquidation of defaulted mortgage loans in the loan group by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

•	subsequent recoveries with respect to the mortgage loans in the loan group;

•
partial or full prepayments of the mortgage loans in the loan group collected during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

•	any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

•	the master servicing fee and additional servicing compensation due to the master servicer;

•	the portion of the trustee fee related to that loan group and due to the trustee;

•	lender paid mortgage insurance premiums, if any;

•
the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and

•	all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by a specified per annum percentage (referred to as the master servicing fee rate). The master servicing fee rate varies from mortgage loan to mortgage loan and ranges from 0.175% per annum to 0.375% per annum prior to the initial adjustment dates for the mortgage loans and ranges from 0.200% per annum to 0.375% per annum after the initial adjustment dates for the mortgage loans. Information regarding the weighted average master servicing fee rate with respect to each of the loan groups can be found under “Servicing of Mortgage Loans—Servicing Compensation and Payment of Expenses” in this free writing prospectus. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under “Servicing of Mortgage Loans—Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans” in this free writing prospectus.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees, prepayment charges and other similar charges and all reinvestment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to mortgage loans as described under “Description of the Certificates—Priority of Distributions Among Certificates”.

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

•	to interest on the interest-bearing classes or components of senior certificates related to that loan group, pro rata, based on their respective interest entitlements;

•
to principal of the classes or components of the senior certificates relating to that loan group (other than the notional amount certificates), in the order and subject to the priorities set forth below;

•
to interest on and principal of, as applicable, the classes or components of the senior certificates not relating to that loan group, in the order and subject to the priorities described under “Description of the Certificates—Principal—Transfer Payments” in this free writing prospectus;

•
from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their priority of distribution, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

•	from any remaining available funds, to the Class A-R Certificates.

Principal

On each distribution date, the principal amount related to a loan group will be distributed as described above under “—Priority of Distributions Among Certificates” as principal first with respect to the related classes or components of senior certificates in an amount up to the related senior principal distribution amount, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount related to a loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes or components of senior certificates, as follows:

•	with respect to loan group 1, sequentially, in the following order of priority:

•	to the Class A-R Certificates, until its class certificate balance is reduced to zero, and

•	concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

•
with respect to loan group 2, concurrently, to the Class 2-A-1 Certificates and to the Class 2-A-2 P&I Component, pro rata, based on the class certificate balance and component principal balance thereof, respectively, until the class certificate balance and component principal balance are reduced to zero;

•
with respect to loan group 3, concurrently, to the Class 3-A-1 Certificates and to the Class 3-A-2 P&I Component, pro rata, based on the class certificate balance and component principal balance thereof, respectively, until the class certificate balance and component principal balance are reduced to zero;

•
with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero; and

•
with respect to loan group 5, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class (referred to as a “restricted class”), each restricted class will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order or priority:

•
to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

•
to the related classes or components of senior certificates (other than the notional amount certificates), in the following order, until their respective class certificate balances or component principal balances, as applicable, are reduced to zero:

•	in the case of loan group 1, sequentially to the Class 1-A-2 and Class 1-A-1 Certificates, in that order,

•	in the case of loan group 2, sequentially to the Class 2-A-2 P&I Component and the Class 2-A-1 Certificates, in that order,

•	in the case of loan group 3, sequentially to the Class 3-A-2 P&I Component and the Class 3-A-1 Certificates, in that order,

•	in the case of loan group 4, sequentially to the Class 4-A-2 and Class 4-A-1 Certificates, in that order, and

•	in the case of loan group 5, sequentially to the Class 5-A-2 and Class 5-A-1 Certificates, in that order.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of certificates exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) related to that loan group in accordance with the priorities set forth above under “—Allocation of Realized Losses.”

Additionally, as described above under “—Principal Payments,” unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of the principal prepayments between the related senior certificates and the subordinated certificates) will equal or exceed the related senior percentage (which represents the related senior certificates’ pro rata percentage interest in the mortgage loans in the related loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage loans in a loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

The master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more. In addition, if a mortgage loan becomes subject to a repurchase obligation of an unaffiliated seller to Countrywide Home Loans, Inc. due to a delinquency on a scheduled payment due on or prior to the first scheduled payment owing to the issuing entity, the master servicer will have the option to purchase that mortgage loan until the 270th day following the date on which that mortgage loan becomes subject to that repurchase obligation.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the related master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The offered certificates (other than the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO, Class 5-A-IO and Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore will not be mortgage related securities for purposes of that Act.

The Mortgage Pool

Set forth in the table below is the approximate percentage of Mortgage Loans in each loan group that were originated by the named originator, in each case by the aggregate Stated Principal Balance of the Mortgage Loans in the applicable loan group as of the cut-off date. The remainder of the Mortgage Loans were originated by unrelated third parties.

Loan Group	Countrywide Home Loans, Inc.	GreenPoint Mortgage Funding, Inc.	Decision One Mortgage Company
Loan Group 1	11.62%	46.09%	13.91%
Loan Group 2	54.14%	9.46%	0.00%
Loan Group 3	51.80%	10.26%	0.00%
Loan Group 4	90.82%	0.24%	0.00%
Loan Group 5	67.28%	0.00%	0.00%

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
One-Year Adjustable CMT - Interest Only	1	$423,876	0.07%	423,876	7.000	355	776	80.00
3/1 One-Year CMT - Interest Only	8	2,537,400	0.40	317,175	6.567	356	749	70.75
5/1 One-Year CMT	11	2,463,307	0.39	223,937	6.592	358	697	68.44
5/1 One-Year CMT - Interest Only	8	2,659,431	0.42	332,429	6.481	356	701	67.61
7/1 One-Year CMT	13	2,770,851	0.44	213,142	6.774	355	699	68.88
7/1 One-Year CMT - Interest Only	1	84,578	0.01	84,578	6.375	356	789	79.99
10/1 One-Year CMT	2	395,514	0.06	197,757	6.375	356	735	80.00
10/1 One-Year CMT - Interest Only	2	572,352	0.09	286,176	5.735	357	716	80.00
3/27 Six-Month LIBOR	5	980,432	0.15	196,086	6.994	358	676	78.36
3/27 Six-Month LIBOR - Interest Only	169	59,692,350	9.38	353,209	6.417	359	702	78.30
5/25 Six-Month LIBOR	49	9,854,127	1.55	201,105	6.912	358	703	74.01
5/25 Six-Month LIBOR - Interest Only	607	187,721,574	29.49	309,261	6.775	358	707	76.54
7/23 Six-Month LIBOR	2	382,792	0.06	191,396	6.494	358	658	78.05
7/23 Six-Month LIBOR - Interest Only	19	5,171,854	0.81	272,203	6.748	358	718	74.52
10/20 Six-Month LIBOR	5	1,618,564	0.25	323,713	7.130	358	740	74.44
10/20 Six-Month LIBOR - Interest Only	11	5,025,728	0.79	456,884	6.781	357	751	71.69
3/1 One-Year LIBOR	4	948,100	0.15	237,025	6.939	358	666	75.85
3/1 One-Year LIBOR - Interest Only	29	8,156,133	1.28	281,246	5.823	359	703	72.45
5/1 One-Year LIBOR	46	21,596,711	3.39	469,494	6.290	358	730	71.00
5/1 One-Year LIBOR - Interest Only	307	166,102,669	26.09	541,051	6.425	359	717	72.95
7/1 One-Year LIBOR	31	12,771,779	2.01	411,993	6.371	358	707	73.21
7/1 One-Year LIBOR - Interest Only	126	67,404,717	10.59	534,958	6.514	359	715	73.38
10/1 One-Year LIBOR	15	7,037,833	1.11	469,189	6.502	359	707	67.90
10/1 One-Year LIBOR - Interest Only	128	70,252,755	11.04	548,850	6.573	359	712	72.37
Total	1,599	$636,625,427	100.00%

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	7	$298,198	0.05%	42,600	7.068	358	694	63.70
50,000.01 - 100,000.00	33	2,633,452	0.41	79,802	7.046	358	705	70.22
100,000.01 - 150,000.00	124	16,081,406	2.53	129,689	6.977	358	689	77.29
150,000.01 - 200,000.00	197	34,895,672	5.48	177,135	6.828	358	695	75.69
200,000.01 - 250,000.00	179	40,397,796	6.35	225,686	6.716	358	700	78.23
250,000.01 - 300,000.00	154	42,139,736	6.62	273,635	6.577	358	708	75.48
300,000.01 - 350,000.00	123	40,183,248	6.31	326,693	6.637	358	708	77.92
350,000.01 - 400,000.00	110	41,561,450	6.53	377,831	6.547	358	705	76.94
400,000.01 - 450,000.00	123	52,668,073	8.27	428,196	6.493	358	714	73.69
450,000.01 - 500,000.00	130	62,163,620	9.76	478,182	6.479	359	710	75.83
500,000.01 - 550,000.00	103	54,363,907	8.54	527,805	6.443	359	710	75.48
550,000.01 - 600,000.00	80	46,169,635	7.25	577,120	6.566	359	711	77.14
600,000.01 - 650,000.00	66	41,654,258	6.54	631,125	6.473	359	720	73.39
650,000.01 - 700,000.00	22	14,937,824	2.35	678,992	6.482	359	729	72.49
700,000.01 - 750,000.00	25	17,998,378	2.83	719,935	6.383	359	718	76.26
750,000.01 - 1,000,000.00	90	77,991,768	12.25	866,575	6.488	359	718	68.87
1,000,000.01 - 1,500,000.00	23	29,050,708	4.56	1,263,074	6.471	359	741	69.38
1,500,000.01 - 2,000,000.00	6	11,224,799	1.76	1,870,800	6.305	357	730	58.80
Greater than 2,000,000.00	4	10,211,500	1.60	2,552,875	7.206	357	696	74.54
Total	1,599	$636,625,427	100.00%

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $398,140.

Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	6	$253,592	0.04%	42,265	7.168	358	705	64.01
50,000.01 - 100,000.00	34	2,678,057	0.42	78,766	7.037	358	704	70.09
100,000.01 - 150,000.00	123	15,968,195	2.51	129,823	6.972	358	689	77.27
150,000.01 - 200,000.00	197	34,895,672	5.48	177,135	6.828	358	695	75.69
200,000.01 - 250,000.00	180	40,511,007	6.36	225,061	6.719	358	700	78.24
250,000.01 - 300,000.00	154	42,139,736	6.62	273,635	6.577	358	708	75.48
300,000.01 - 350,000.00	123	40,183,248	6.31	326,693	6.637	358	708	77.92
350,000.01 - 400,000.00	109	41,162,744	6.47	377,640	6.547	358	705	76.94
400,000.01 - 450,000.00	124	53,066,779	8.34	427,958	6.494	358	714	73.71
450,000.01 - 500,000.00	130	62,163,620	9.76	478,182	6.479	359	710	75.83
500,000.01 - 550,000.00	103	54,363,907	8.54	527,805	6.443	359	710	75.48
550,000.01 - 600,000.00	80	46,169,635	7.25	577,120	6.566	359	711	77.14
600,000.01 - 650,000.00	66	41,654,258	6.54	631,125	6.473	359	720	73.39
650,000.01 - 700,000.00	22	14,937,824	2.35	678,992	6.482	359	729	72.49
700,000.01 - 750,000.00	25	17,998,378	2.83	719,935	6.383	359	718	76.26
750,000.01 - 1,000,000.00	89	77,091,768	12.11	866,200	6.490	359	717	69.09
1,000,000.01 - 1,500,000.00	23	29,050,708	4.56	1,263,074	6.471	359	741	69.38
1,500,000.01 - 2,000,000.00	7	12,124,799	1.90	1,732,114	6.301	357	735	58.12
Greater than 2,000,000.00	4	10,211,500	1.60	2,552,875	7.206	357	696	74.54
Total	1,599	$636,625,427	100.00%

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Alabama	3	$2,207,507	0.35%	735,836	6.949	360	663	71.41
Arizona	105	34,147,887	5.36	325,218	6.491	358	722	73.19
California	688	337,321,656	52.99	490,293	6.433	359	717	73.67
Colorado	36	11,650,852	1.83	323,635	6.567	358	721	71.25
Connecticut	6	4,905,209	0.77	817,535	6.666	358	698	68.92
Delaware	4	898,969	0.14	224,742	7.386	358	699	76.01
District of Columbia	2	597,520	0.09	298,760	6.174	358	718	80.00
Florida	112	36,894,121	5.80	329,412	6.753	358	710	74.07
Georgia	91	16,619,125	2.61	182,628	7.115	358	675	78.60
Hawaii	8	5,240,797	0.82	655,100	6.198	359	717	76.07
Idaho	20	5,173,634	0.81	258,682	6.773	359	716	72.61
Illinois	27	9,486,380	1.49	351,347	6.636	358	708	77.13
Indiana	3	257,723	0.04	85,908	6.742	359	704	77.71
Kansas	3	478,715	0.08	159,572	6.630	359	661	86.40
Kentucky	5	819,672	0.13	163,934	7.544	357	703	91.93
Louisiana	1	174,250	0.03	174,250	6.000	359	622	85.00
Maryland	38	14,030,182	2.20	369,215	6.516	358	695	78.44
Massachusetts	14	6,914,749	1.09	493,911	6.482	359	730	67.72
Michigan	11	3,430,413	0.54	311,856	6.227	358	711	73.03
Minnesota	24	8,003,256	1.26	333,469	6.674	358	719	72.73
Missouri	7	3,115,413	0.49	445,059	6.728	358	710	74.11
Montana	3	2,582,007	0.41	860,669	6.347	355	731	58.52
Nebraska	1	150,000	0.02	150,000	6.500	357	732	65.22
Nevada	120	39,247,762	6.16	327,065	6.977	358	696	76.56
New Hampshire	2	752,801	0.12	376,401	5.573	359	745	77.44
New Jersey	22	11,157,302	1.75	507,150	6.576	359	699	77.09
New Mexico	2	556,800	0.09	278,400	7.057	358	699	80.00

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
New York	14	6,362,263	1.00	454,447	6.850	358	717	79.04
North Carolina	16	4,876,461	0.77	304,779	6.529	357	689	73.12
Ohio	6	1,045,255	0.16	174,209	6.657	358	708	79.97
Oklahoma	2	369,747	0.06	184,873	6.251	358	664	66.69
Oregon	19	7,038,789	1.11	370,463	6.759	359	705	72.54
Pennsylvania	11	2,683,750	0.42	243,977	6.742	359	678	75.36
South Carolina	6	2,385,604	0.37	397,601	6.968	358	693	77.96
Tennessee	1	156,995	0.02	156,995	5.340	358	712	80.00
Texas	22	4,010,620	0.63	182,301	7.116	357	720	80.92
Utah	22	7,375,046	1.16	335,229	7.123	359	717	77.29
Virginia	49	20,249,113	3.18	413,247	6.435	359	706	76.02
Washington	63	20,924,332	3.29	332,132	6.675	359	706	76.08
West Virginia	4	1,128,550	0.18	282,138	7.386	357	701	80.00
Wisconsin	6	1,204,203	0.19	200,700	6.402	358	705	77.53
Total	1,599	$636,625,427	100.00%

(1)	As of the cut-off date, no more than approximately 0.63% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	62	$25,744,688	4.04%	415,237	6.300	358	736	41.51
50.01 - 55.00	33	18,440,590	2.90	558,806	6.328	358	734	52.36
55.01 - 60.00	47	27,621,667	4.34	587,695	6.189	358	724	57.45
60.01 - 65.00	72	30,633,770	4.81	425,469	6.364	358	702	63.18
65.01 - 70.00	105	54,491,062	8.56	518,962	6.444	359	717	68.95
70.01 - 75.00	171	80,257,631	12.61	469,343	6.628	358	712	74.03
75.01 - 80.00	1,031	377,638,884	59.32	366,284	6.616	359	710	79.78
80.01 - 85.00	14	4,223,166	0.66	301,655	6.245	359	665	84.23
85.01 - 90.00	46	12,815,103	2.01	278,589	6.917	358	680	89.43
90.01 - 95.00	17	4,408,965	0.69	259,351	7.249	357	716	94.84
95.01 - 100.00	1	349,900	0.05	349,900	7.875	359	684	100.00
Total	1,599	$636,625,427	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.36%.

(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 -50.00	60	$25,100,155	3.94%	418,336	6.303	358	735	41.54
50.01 -55.00	28	12,428,590	1.95	443,878	6.386	359	730	52.31
55.01 -60.00	43	21,741,468	3.42	505,616	6.128	358	728	57.20
60.01 -65.00	69	32,388,814	5.09	469,403	6.279	358	706	62.26
65.01 -70.00	94	50,715,853	7.97	539,530	6.421	359	716	68.26
70.01 -75.00	130	60,037,850	9.43	461,830	6.600	358	709	73.48
75.01 -80.00	288	123,479,351	19.40	428,748	6.529	359	713	78.43
80.01 -85.00	40	17,073,685	2.68	426,842	6.352	359	699	78.30
85.01 -90.00	184	74,039,759	11.63	402,390	6.686	358	708	80.07
90.01 -95.00	118	41,168,762	6.47	348,888	6.756	358	705	80.66
95.01 -100.00	544	178,361,139	28.02	327,870	6.681	359	710	79.81
100.01 -105.00	1	90,000	0.01	90,000	6.125	360	687	75.63
Total	1,599	$636,625,427	100.00%

(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of “Combined Loan-to-Value Ratio” under the heading “The Mortgage Pool” in this prospectus supplement.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
4.501 - 5.000	8	$4,731,423	0.74%	591,428	4.935	357	724	69.14
5.001 - 5.500	48	18,970,806	2.98	395,225	5.373	359	725	72.90
5.501 - 6.000	237	100,049,531	15.72	422,150	5.872	359	720	73.09
6.001 - 6.500	548	236,934,986	37.22	432,363	6.332	359	718	72.48
6.501 - 7.000	413	166,617,938	26.17	403,433	6.779	358	707	75.57
7.001 - 7.500	174	57,759,964	9.07	331,954	7.291	358	697	77.17
7.501 - 8.000	102	31,555,990	4.96	309,372	7.791	358	700	79.41
8.001 - 8.500	60	17,857,681	2.81	297,628	8.279	358	682	79.36
8.501 - 9.000	8	1,726,333	0.27	215,792	8.696	357	687	79.68
9.001 - 9.500	1	420,775	0.07	420,775	9.250	359	772	80.00
Total	1,599	$636,625,427	100.00%

(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 6.560% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.547% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	861	$354,286,336	55.65%	411,482	6.514	358	706	73.72
Planned Unit Development	485	188,859,039	29.67	389,400	6.600	359	715	75.45
Low-rise Condominium	161	53,765,323	8.45	333,946	6.578	359	727	75.23
2-4 Family Residence	66	28,054,155	4.41	425,063	6.774	359	719	72.94
High-rise Condominium	23	11,170,756	1.75	485,685	6.700	359	743	75.32
Attached Property Unit Development	3	489,819	0.08	163,273	6.561	358	723	78.16
Total	1,599	$636,625,427	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	857	$311,638,022	48.95%	363,638	6.653	358	716	78.29
Refinance (Cash-Out)	502	214,856,363	33.75	428,001	6.484	359	702	69.71
Refinance (Rate/Term)	240	110,131,042	17.30	458,879	6.443	359	718	72.30
Total	1,599	$636,625,427	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,248	$516,618,141	81.15%	413,957	6.487	359	709	75.08
Investment Property	265	86,191,824	13.54	325,252	6.970	359	722	72.38
Secondary Residence	86	33,815,462	5.31	393,203	6.634	358	722	68.36
Total	1,599	$636,625,427	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	278	$146,267,238	22.98%	526,141	6.470	360	712	74.12
359	645	253,588,442	39.83	393,160	6.499	359	716	75.43
358	403	138,920,348	21.82	344,716	6.611	358	706	73.18
357	125	41,580,439	6.53	332,644	6.699	357	701	73.10
356	79	26,000,850	4.08	329,125	7.108	356	715	76.76
355	32	14,393,229	2.26	449,788	6.750	355	716	73.12
354	18	6,980,075	1.10	387,782	6.425	354	704	69.01
353	12	5,918,062	0.93	493,172	6.526	353	734	67.61
352	2	1,057,655	0.17	528,828	7.162	352	632	72.93
350	3	1,144,393	0.18	381,464	6.258	350	704	82.53
349	1	340,000	0.05	340,000	6.875	349	757	80.00
333	1	434,695	0.07	434,695	5.750	333	781	80.00
Total	1,599	$636,625,427	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 359 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	827	$370,630,484	58.22%	448,163	6.550	359	713	74.65
Full/Alternative	271	104,830,684	16.47	386,829	6.269	358	705	74.22
No Ratio	212	63,658,932	10.00	300,278	7.016	358	706	76.49
Stated Income/Stated Asset	116	42,614,319	6.69	367,365	6.604	359	711	74.18
No Income/No Asset	110	28,450,200	4.47	258,638	6.886	358	709	71.93
Preferred	49	23,732,382	3.73	484,334	6.342	358	751	68.95
Streamlined	11	1,857,226	0.29	168,839	6.131	358	685	58.99
Fannie Mae Desktop Underwriter (1)	3	851,200	0.13	283,733	6.594	358	685	79.27
Total	1,599	$636,625,427	100.00%

(1)	Fannie Mae Desktop Underwriter is an automated underwriting system.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
601 - 620	14	$4,573,126	0.72%	326,652	7.139	357	616	75.72
621 - 640	110	31,505,381	4.95	286,413	6.683	358	631	75.49
641 - 660	167	57,262,188	8.99	342,887	6.754	359	651	75.31
661 - 680	225	84,501,692	13.27	375,563	6.543	359	670	75.80
681 - 700	243	96,793,334	15.20	398,326	6.652	358	691	75.40
701 - 720	226	96,145,396	15.10	425,422	6.603	358	710	74.67
721 - 740	192	74,680,999	11.73	388,964	6.596	359	730	75.59
741 - 760	161	75,528,008	11.86	469,118	6.446	359	751	72.65
761 - 780	137	58,225,576	9.15	425,004	6.420	358	770	73.89
781 - 800	82	39,139,721	6.15	477,314	6.208	358	790	69.96
801 - 820	33	15,685,491	2.46	475,318	6.388	359	806	66.90
Unknown	9	2,584,515	0.41	287,168	7.045	356	N/A	75.52
Total	1,599	$636,625,427	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 712.

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,040	$423,054,394	66.45%	406,783	6.542	358	713	74.21
6	21	8,409,962	1.32	400,474	6.980	358	735	72.29
7	1	382,205	0.06	382,205	6.750	357	783	80.00
12	157	79,232,752	12.45	504,667	6.432	359	711	74.05
24	7	2,356,402	0.37	336,629	6.719	359	692	80.00
30	1	1,704,799	0.27	1,704,799	6.125	358	747	56.83
36	301	96,254,367	15.12	319,782	6.705	358	705	75.26
60	71	25,230,546	3.96	355,360	6.576	359	709	75.67
Total	1,599	$636,625,427	100.00%

Months to Initial Adjustment Date

Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
7	1	$423,876	0.07%	423,876	7.000	355	776	80.00
29	1	475,900	0.07	475,900	7.625	353	763	79.99
30	2	430,488	0.07	215,244	6.752	354	755	87.61
31	1	230,979	0.04	230,979	5.750	355	780	79.97
32	6	1,219,683	0.19	203,280	6.774	356	724	76.54
33	11	3,252,449	0.51	295,677	6.495	357	720	70.85
34	28	7,045,457	1.11	251,623	6.291	358	685	76.18
35	154	54,193,062	8.51	351,903	6.451	359	699	77.89
36	12	5,466,398	0.86	455,533	5.382	360	734	76.36
48	1	434,695	0.07	434,695	5.750	333	781	80.00
50	1	350,505	0.06	350,505	7.125	350	780	89.99
53	7	4,021,559	0.63	574,508	6.094	353	727	60.74
54	8	3,856,815	0.61	482,102	6.531	354	716	63.79
55	18	9,768,431	1.53	542,691	6.812	355	714	73.15
56	57	18,425,780	2.89	323,259	7.043	356	714	77.29
57	78	27,195,782	4.27	348,664	6.783	357	705	72.32
58	291	93,299,419	14.66	320,617	6.688	358	706	73.24
59	422	167,480,050	26.31	396,872	6.519	359	718	75.76
60	145	65,564,783	10.30	452,171	6.486	360	708	74.93
74	2	793,888	0.12	396,944	5.875	350	670	79.24
76	1	82,655	0.01	82,655	6.125	352	795	48.56
77	4	1,420,603	0.22	355,151	7.380	353	751	82.90
78	7	2,538,673	0.40	362,668	6.211	354	679	73.11
79	10	2,820,281	0.44	282,028	6.601	355	713	75.17
80	7	1,560,429	0.25	222,918	6.796	356	721	73.39
81	23	6,438,913	1.01	279,953	6.671	357	673	73.34
82	39	20,667,031	3.25	529,924	6.302	358	711	72.80
83	39	18,441,512	2.90	472,859	6.440	359	733	69.03
84	60	33,822,585	5.31	563,710	6.639	360	714	75.32
109	1	340,000	0.05	340,000	6.875	349	757	80.00
112	1	975,000	0.15	975,000	7.250	352	618	75.00
114	1	154,098	0.02	154,098	6.375	354	679	80.00
115	2	1,149,663	0.18	574,832	6.690	355	706	63.84
116	9	4,794,959	0.75	532,773	7.541	356	716	75.85
117	13	4,693,295	0.74	361,023	6.396	357	700	78.87
118	45	17,908,441	2.81	397,965	6.692	358	712	72.14
119	30	13,473,818	2.12	449,127	6.517	359	728	70.09
120	61	41,413,471	6.51	678,909	6.449	360	714	71.58
Total	1,599	$636,625,427	100.00%

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.001 - 2.000	1	$1,312,500	0.21%	1,312,500	6.500	358	770	70.00
2.001 - 3.000	1,454	593,332,660	93.20	408,069	6.538	359	713	73.98
3.001 - 4.000	54	16,159,544	2.54	299,251	6.955	358	709	81.46
4.001 - 5.000	61	17,643,562	2.77	289,239	6.854	359	696	79.06
5.001 - 6.000	27	7,616,980	1.20	282,110	6.708	358	687	78.15
6.001 - 7.000	2	560,181	0.09	280,091	7.510	359	661	80.00
Total	1,599	$636,625,427	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 2.436%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
9.001 - 10.000	6	$2,717,107	0.43%	452,851	4.910	360	692	77.30
10.001 - 11.000	189	85,372,591	13.41	451,707	5.789	359	722	73.81
11.001 - 12.000	673	304,343,716	47.81	452,219	6.416	359	716	73.19
12.001 - 13.000	555	193,704,646	30.43	349,017	6.827	358	706	75.21
13.001 - 14.000	152	44,668,908	7.02	293,874	7.712	358	695	78.89
14.001 - 15.000	24	5,818,460	0.91	242,436	8.446	358	691	79.04
Total	1,599	$636,625,427	100.00%

Initial Adjustment Dates

Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
August 2007	1	$423,876	0.07%	423,876	7.000	355	776	80.00
June 2009	1	475,900	0.07	475,900	7.625	353	763	79.99
July 2009	2	430,488	0.07	215,244	6.752	354	755	87.61
August 2009	1	230,979	0.04	230,979	5.750	355	780	79.97
September 2009	6	1,219,683	0.19	203,280	6.774	356	724	76.54
October 2009	11	3,252,449	0.51	295,677	6.495	357	720	70.85
November 2009	28	7,045,457	1.11	251,623	6.291	358	685	76.18
December 2009	154	54,193,062	8.51	351,903	6.451	359	699	77.89
January 2010	12	5,466,398	0.86	455,533	5.382	360	734	76.36
January 2011	1	434,695	0.07	434,695	5.750	333	781	80.00
March 2011	1	350,505	0.06	350,505	7.125	350	780	89.99
June 2011	7	4,021,559	0.63	574,508	6.094	353	727	60.74
July 2011	8	3,856,815	0.61	482,102	6.531	354	716	63.79
August 2011	18	9,768,431	1.53	542,691	6.812	355	714	73.15
September 2011	57	18,425,780	2.89	323,259	7.043	356	714	77.29
October 2011	78	27,195,782	4.27	348,664	6.783	357	705	72.32
November 2011	291	93,299,419	14.66	320,617	6.688	358	706	73.24
December 2011	422	167,480,050	26.31	396,872	6.519	359	718	75.76
January 2012	145	65,564,783	10.30	452,171	6.486	360	708	74.93
March 2013	2	793,888	0.12	396,944	5.875	350	670	79.24
May 2013	1	82,655	0.01	82,655	6.125	352	795	48.56
June 2013	4	1,420,603	0.22	355,151	7.380	353	751	82.90
July 2013	7	2,538,673	0.40	362,668	6.211	354	679	73.11
August 2013	10	2,820,281	0.44	282,028	6.601	355	713	75.17
September 2013	7	1,560,429	0.25	222,918	6.796	356	721	73.39
October 2013	23	6,438,913	1.01	279,953	6.671	357	673	73.34
November 2013	39	20,667,031	3.25	529,924	6.302	358	711	72.80
December 2013	39	18,441,512	2.90	472,859	6.440	359	733	69.03
January 2014	55	30,962,985	4.86	562,963	6.636	360	715	75.27
February 2014	5	2,859,600	0.45	571,920	6.670	360	709	75.91
February 2016	1	340,000	0.05	340,000	6.875	349	757	80.00
May 2016	1	975,000	0.15	975,000	7.250	352	618	75.00
July 2016	1	154,098	0.02	154,098	6.375	354	679	80.00
August 2016	2	1,149,663	0.18	574,832	6.690	355	706	63.84
September 2016	9	4,794,959	0.75	532,773	7.541	356	716	75.85
October 2016	13	4,693,295	0.74	361,023	6.396	357	700	78.87
November 2016	45	17,908,441	2.81	397,965	6.692	358	712	72.14
December 2016	30	13,473,818	2.12	449,127	6.517	359	728	70.09
January 2017	51	36,317,371	5.70	712,105	6.436	360	711	71.24
February 2017	10	5,096,100	0.80	509,610	6.543	360	736	74.00
Total	1,599	$636,625,427	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.001 - 2.000	1	$1,312,500	0.21%	1,312,500	6.500	358	770	70.00
2.001 - 3.000	1,445	589,365,517	92.58	407,865	6.535	359	713	74.03
3.001 - 4.000	59	17,454,687	2.74	295,842	7.092	358	710	82.04
4.001 - 5.000	44	14,196,377	2.23	322,645	7.077	358	687	75.93
5.001 - 6.000	18	6,688,668	1.05	371,593	6.279	358	717	76.36
6.001 - 7.000	28	6,844,671	1.08	244,453	6.450	359	692	78.25
7.001 - 8.000	3	654,517	0.10	218,172	7.567	359	662	80.00
8.001 - 9.000	1	108,490	0.02	108,490	8.625	356	629	75.00
Total	1,599	$636,625,427	100.00%

Initial Periodic Rate Caps

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.000	63	$16,180,081	2.54%	256,827	6.292	357	708	72.57
3.000	59	18,270,130	2.87	309,663	6.031	359	714	76.16
5.000	1,054	458,249,588	71.98	434,772	6.559	359	712	74.79
6.000	423	143,925,629	22.61	340,250	6.661	358	712	72.96
Total	1,599	$636,625,427	100.00%

Subsequent Periodic Rate Caps

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.000	487	$157,552,880	24.75%	323,517	6.632	359	708	78.21
2.000	1,112	479,072,547	75.25	430,821	6.536	358	713	73.09
Total	1,599	$636,625,427	100.00%

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	183	$60,820,010	9.55%	332,350	6.512	358	713	71.78
36	9	2,677,588	0.42	297,510	5.804	358	739	74.43
60	169	77,353,893	12.15	457,715	6.337	358	721	72.52
84	39	17,480,989	2.75	448,230	6.555	358	710	74.45
120	1,199	478,292,948	75.13	398,910	6.606	359	710	74.98
Total	1,599	$636,625,427	100.00%

LOAN GROUP 1

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
One-Year Adjustable CMT - Interest Only	1	$423,876	0.58%	423,876	7.000	355	776	80.00
3/1 One-Year CMT - Interest Only	8	2,537,400	3.49	317,175	6.567	356	749	70.75
3/27 Six-Month LIBOR	5	980,432	1.35	196,086	6.994	358	676	78.36
3/27 Six-Month LIBOR - Interest Only	169	59,692,350	82.06	353,209	6.417	359	702	78.30
3/1 One-Year LIBOR	4	948,100	1.30	237,025	6.939	358	666	75.85
3/1 One-Year LIBOR - Interest Only	29	8,156,133	11.21	281,246	5.823	359	703	72.45
Total	216	$72,738,291	100.00%

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 - 100,000.00	4	$344,807	0.47%	86,202	7.416	359	692	75.15
100,000.01 - 150,000.00	15	1,926,646	2.65	128,443	6.451	358	702	77.45
150,000.01 - 200,000.00	31	5,603,622	7.70	180,762	6.475	358	684	74.71
200,000.01 - 250,000.00	32	7,284,396	10.01	227,637	6.420	358	699	78.78
250,000.01 - 300,000.00	30	8,116,703	11.16	270,557	6.444	359	688	76.17
300,000.01 - 350,000.00	21	6,947,113	9.55	330,815	6.543	359	702	80.75
350,000.01 - 400,000.00	23	8,605,747	11.83	374,163	6.299	359	696	78.22
400,000.01 - 450,000.00	17	7,247,874	9.96	426,346	6.241	359	708	74.09
450,000.01 - 500,000.00	10	4,803,284	6.60	480,328	6.400	358	711	78.82
500,000.01 - 550,000.00	9	4,735,400	6.51	526,156	6.369	359	720	79.45
550,000.01 - 600,000.00	6	3,455,900	4.75	575,983	6.305	359	710	80.00
600,000.01 - 650,000.00	4	2,534,000	3.48	633,500	6.628	359	701	78.72
650,000.01 - 700,000.00	1	700,000	0.96	700,000	6.000	359	732	80.00
700,000.01 - 750,000.00	9	6,400,698	8.80	711,189	5.961	359	730	79.20
750,000.01 - 1,000,000.00	3	2,672,100	3.67	890,700	6.551	358	731	62.75
1,000,000.01 - 1,500,000.00	1	1,360,000	1.87	1,360,000	6.625	359	628	80.00
Total	216	$72,738,291	100.00%

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $336,751.

Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 - 100,000.00	4	$344,807	0.47%	86,202	7.416	359	692	75.15
100,000.01 - 150,000.00	15	1,926,646	2.65	128,443	6.451	358	702	77.45
150,000.01 - 200,000.00	31	5,603,622	7.70	180,762	6.475	358	684	74.71
200,000.01 - 250,000.00	32	7,284,396	10.01	227,637	6.420	358	699	78.78
250,000.01 - 300,000.00	30	8,116,703	11.16	270,557	6.444	359	688	76.17
300,000.01 - 350,000.00	21	6,947,113	9.55	330,815	6.543	359	702	80.75
350,000.01 - 400,000.00	23	8,605,747	11.83	374,163	6.299	359	696	78.22
400,000.01 - 450,000.00	17	7,247,874	9.96	426,346	6.241	359	708	74.09
450,000.01 - 500,000.00	10	4,803,284	6.60	480,328	6.400	358	711	78.82
500,000.01 - 550,000.00	9	4,735,400	6.51	526,156	6.369	359	720	79.45
550,000.01 - 600,000.00	6	3,455,900	4.75	575,983	6.305	359	710	80.00
600,000.01 - 650,000.00	4	2,534,000	3.48	633,500	6.628	359	701	78.72
650,000.01 - 700,000.00	1	700,000	0.96	700,000	6.000	359	732	80.00
700,000.01 - 750,000.00	9	6,400,698	8.80	711,189	5.961	359	730	79.20
750,000.01 - 1,000,000.00	3	2,672,100	3.67	890,700	6.551	358	731	62.75
1,000,000.01 - 1,500,000.00	1	1,360,000	1.87	1,360,000	6.625	359	628	80.00
Total	216	$72,738,291	100.00%

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	7	$2,057,244	2.83%	293,892	6.387	357	720	78.33
California	90	37,844,937	52.03	420,499	6.266	359	704	78.16
Colorado	4	1,332,206	1.83	333,052	6.582	358	706	67.65
Delaware	1	239,200	0.33	239,200	6.750	359	731	65.00
Florida	13	2,657,732	3.65	204,441	6.402	358	680	75.55
Georgia	1	196,000	0.27	196,000	6.999	359	722	80.00
Hawaii	1	187,000	0.26	187,000	5.375	359	647	62.33
Idaho	3	565,639	0.78	188,546	6.743	358	705	63.80
Illinois	7	1,956,485	2.69	279,498	6.475	358	718	80.38
Maryland	9	2,503,468	3.44	278,163	6.604	359	686	81.16
Michigan	4	909,298	1.25	227,324	6.177	358	709	77.45
Minnesota	2	551,650	0.76	275,825	6.660	359	721	79.75
Missouri	3	595,663	0.82	198,554	6.510	358	709	80.00
Montana	1	115,200	0.16	115,200	6.500	356	762	80.00
Nebraska	1	150,000	0.21	150,000	6.500	357	732	65.22
Nevada	23	6,316,843	8.68	274,645	6.604	359	685	78.32
New Jersey	2	408,150	0.56	204,075	6.685	359	728	79.99
New York	4	1,389,000	1.91	347,250	6.352	359	717	76.38
North Carolina	2	538,400	0.74	269,200	6.283	359	673	80.00
Ohio	3	583,600	0.80	194,533	6.630	359	697	80.00
Oregon	4	1,387,459	1.91	346,865	6.349	359	729	61.85
Pennsylvania	2	364,750	0.50	182,375	6.731	358	635	71.03
Tennessee	1	156,995	0.22	156,995	5.340	358	712	80.00
Texas	3	472,020	0.65	157,340	6.783	358	722	80.00
Utah	1	164,000	0.23	164,000	7.000	359	801	80.00
Virginia	11	4,573,435	6.29	415,767	6.487	359	709	79.63
Washington	13	4,521,917	6.22	347,840	6.406	358	707	73.89
Total	216	$72,738,291	100.00%

(1)	As of the cut-off date, no more than approximately 1.96% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	5	$1,878,920	2.58%	375,784	6.104	359	741	45.61
50.01 - 55.00	1	428,500	0.59	428,500	5.625	359	733	52.19
55.01 - 60.00	4	1,217,006	1.67	304,251	5.623	359	724	57.96
60.01 - 65.00	5	1,837,200	2.53	367,440	6.376	358	718	62.46
65.01 - 70.00	8	2,168,982	2.98	271,123	6.180	359	693	67.89
70.01 - 75.00	20	6,016,481	8.27	300,824	6.325	358	688	73.71
75.01 - 80.00	167	57,741,611	79.38	345,758	6.407	359	703	79.82
80.01 - 85.00	1	350,200	0.48	350,200	5.875	358	654	85.00
85.01 - 90.00	2	360,000	0.49	180,000	6.318	359	663	90.00
90.01 - 95.00	2	389,491	0.54	194,745	6.765	356	716	95.00
95.01 - 100.00	1	349,900	0.48	349,900	7.875	359	684	100.00
Total	216	$72,738,291	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 77.36%.

(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	5	$1,878,920	2.58%	375,784	6.104	359	741	45.61
50.01 - 55.00	1	428,500	0.59	428,500	5.625	359	733	52.19
55.01 - 60.00	4	1,217,006	1.67	304,251	5.623	359	724	57.96
60.01 - 65.00	4	1,744,200	2.40	436,050	6.337	358	721	62.48
65.01 - 70.00	8	2,168,982	2.98	271,123	6.180	359	693	67.89
70.01 - 75.00	13	3,459,472	4.76	266,113	6.202	358	697	73.71
75.01 - 80.00	28	8,768,543	12.05	313,162	6.223	359	713	79.59
80.01 - 85.00	3	1,334,850	1.84	444,950	5.496	359	684	79.33
85.01 - 90.00	13	5,946,232	8.17	457,402	6.413	359	703	79.04
90.01 - 95.00	19	5,710,463	7.85	300,551	6.380	358	688	80.53
95.01 - 100.00	118	40,081,123	55.10	339,671	6.499	359	702	79.93
Total	216	$72,738,291	100.00%

(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of “Combined Loan-to-Value Ratio” under the heading “The Mortgage Pool” in this prospectus supplement.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
4.501 - 5.000	3	$1,350,875	1.86%	450,292	4.875	360	719	75.56
5.001 - 5.500	15	5,273,715	7.25	351,581	5.297	359	726	74.45
5.501 - 6.000	37	12,331,028	16.95	333,271	5.895	359	712	75.57
6.001 - 6.500	84	29,093,477	40.00	346,351	6.357	359	702	77.30
6.501 - 7.000	51	17,695,785	24.33	346,976	6.758	359	698	78.66
7.001 - 7.500	18	4,917,225	6.76	273,179	7.264	359	683	78.77
7.501 - 8.000	7	1,967,695	2.71	281,099	7.717	357	697	83.52
8.501 - 9.000	1	108,490	0.15	108,490	8.625	356	629	75.00
Total	216	$72,738,291	100.00%

(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 was approximately 6.373% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.358% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	136	$45,662,953	62.78%	335,757	6.355	359	700	77.94
Planned Unit Development	53	19,724,168	27.12	372,154	6.350	359	705	76.34
Low-rise Condominium	20	4,838,506	6.65	241,925	6.512	359	710	77.36
2-4 Family Residence	4	1,839,846	2.53	459,962	6.559	359	728	73.64
High-rise Condominium	1	269,600	0.37	269,600	6.875	359	738	80.00
Attached Property Unit Development	2	403,219	0.55	201,609	6.709	358	720	77.76
Total	216	$72,738,291	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	131	$45,910,137	63.12%	350,459	6.472	359	704	79.81
Refinance (Cash-Out)	51	15,659,513	21.53	307,049	6.126	359	700	71.18
Refinance (Rate/Term)	34	11,168,641	15.35	328,489	6.315	359	703	75.96
Total	216	$72,738,291	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	203	$69,331,196	95.32%	341,533	6.361	359	702	77.78
Investment Property	9	2,118,765	2.91	235,418	6.671	358	709	66.20
Secondary Residence	4	1,288,330	1.77	322,082	6.561	357	746	73.07
Total	216	$72,738,291	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	12	$5,466,398	7.52%	455,533	5.382	360	734	76.36
359	154	54,193,062	74.50	351,903	6.451	359	699	77.89
358	28	7,045,457	9.69	251,623	6.291	358	685	76.18
357	11	3,252,449	4.47	295,677	6.495	357	720	70.85
356	6	1,219,683	1.68	203,280	6.774	356	724	76.54
355	2	654,855	0.90	327,427	6.559	355	777	79.99
354	2	430,488	0.59	215,244	6.752	354	755	87.61
353	1	475,900	0.65	475,900	7.625	353	763	79.99
Total	216	$72,738,291	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 359 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Full/Alternative	53	$13,330,384	18.33%	251,517	5.992	359	699	78.22
Reduced	117	43,991,403	60.48	375,995	6.495	359	701	77.83
Preferred	5	2,062,536	2.84	412,507	5.503	359	757	80.95
No Ratio	17	5,314,800	7.31	312,635	6.721	358	711	78.23
No Income/No Asset	5	1,307,934	1.80	261,587	6.393	358	697	71.70
Stated Income/Stated Asset	16	5,880,034	8.08	367,502	6.284	359	706	70.84
Fannie Mae Desktop Underwriter	3	851,200	1.17	283,733	6.594	358	685	79.27
Total	216	$72,738,291	100.00%

(1)	Fannie Mae Desktop Underwriter is an automated underwriting system.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
601 - 620	2	$354,310	0.49%	177,155	6.078	358	614	73.36
621 - 640	13	4,413,547	6.07	339,504	6.581	359	629	75.93
641 - 660	26	7,293,228	10.03	280,509	6.478	359	651	79.23
661 - 680	46	14,354,174	19.73	312,047	6.473	359	670	77.92
681 - 700	31	10,888,513	14.97	351,242	6.549	359	691	78.81
701 - 720	30	10,382,054	14.27	346,068	6.123	359	712	78.11
721 - 740	26	8,524,516	11.72	327,866	6.324	359	730	77.68
741 - 760	18	7,568,629	10.41	420,479	6.304	359	750	77.43
761 - 780	17	6,476,703	8.90	380,983	6.345	358	771	72.92
781 - 800	4	1,770,400	2.43	442,600	5.726	359	792	75.72
801 - 820	3	712,217	0.98	237,406	6.335	359	811	64.89
Total	216	$72,738,291	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately 703.

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	108	$40,198,571	55.26%	372,209	6.333	359	707	76.55
12	12	4,931,755	6.78	410,980	6.293	359	705	77.78
24	3	1,121,652	1.54	373,884	6.594	359	674	80.00
36	92	26,315,313	36.18	286,036	6.438	359	698	78.30
60	1	171,000	0.24	171,000	6.625	359	650	95.00
Total	216	$72,738,291	100.00%

Months to Initial Adjustment Date

Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
7	1	$423,876	0.58%	423,876	7.000	355	776	80.00
29	1	475,900	0.65	475,900	7.625	353	763	79.99
30	2	430,488	0.59	215,244	6.752	354	755	87.61
31	1	230,979	0.32	230,979	5.750	355	780	79.97
32	6	1,219,683	1.68	203,280	6.774	356	724	76.54
33	11	3,252,449	4.47	295,677	6.495	357	720	70.85
34	28	7,045,457	9.69	251,623	6.291	358	685	76.18
35	154	54,193,062	74.50	351,903	6.451	359	699	77.89
36	12	5,466,398	7.52	455,533	5.382	360	734	76.36
Total	216	$72,738,291	100.00%

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	138	$51,584,435	70.92%	373,800	6.317	359	708	76.58
3.001 - 4.000	4	995,391	1.37	248,848	6.991	358	687	89.43
4.001 - 5.000	48	13,988,304	19.23	291,423	6.484	359	696	78.87
5.001 - 6.000	24	5,609,980	7.71	233,749	6.395	359	684	78.35
6.001 - 7.000	2	560,181	0.77	280,091	7.510	359	661	80.00
Total	216	$72,738,291	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 1 was approximately 3.093%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
9.001 - 10.000	3	$1,350,875	1.86%	450,292	4.875	360	719	75.56
10.001 - 11.000	4	1,073,900	1.48	268,475	5.735	360	691	71.84
11.001 - 12.000	50	17,578,843	24.17	351,577	5.757	359	720	75.71
12.001 - 13.000	134	45,975,062	63.21	343,097	6.515	359	699	77.78
13.001 - 14.000	24	6,651,120	9.14	277,130	7.394	358	687	80.13
14.001 - 15.000	1	108,490	0.15	108,490	8.625	356	629	75.00
Total	216	$72,738,291	100.00%

Initial Adjustment Dates

Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
August 2007	1	$423,876	0.58%	423,876	7.000	355	776	80.00
June 2009	1	475,900	0.65	475,900	7.625	353	763	79.99
July 2009	2	430,488	0.59	215,244	6.752	354	755	87.61
August 2009	1	230,979	0.32	230,979	5.750	355	780	79.97
September 2009	6	1,219,683	1.68	203,280	6.774	356	724	76.54
October 2009	11	3,252,449	4.47	295,677	6.495	357	720	70.85
November 2009	28	7,045,457	9.69	251,623	6.291	358	685	76.18
December 2009	154	54,193,062	74.50	351,903	6.451	359	699	77.89
January 2010	12	5,466,398	7.52	455,533	5.382	360	734	76.36
Total	216	$72,738,291	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	138	$51,584,435	70.92%	373,800	6.317	359	708	76.58
3.001 - 4.000	4	995,391	1.37	248,848	6.991	358	687	89.43
4.001 - 5.000	30	8,781,120	12.07	292,704	6.772	359	677	79.83
5.001 - 6.000	14	4,266,668	5.87	304,762	5.731	359	722	77.39
6.001 - 7.000	26	6,347,671	8.73	244,141	6.456	359	694	78.15
7.001 - 8.000	3	654,517	0.90	218,172	7.567	359	662	80.00
8.001 - 9.000	1	108,490	0.15	108,490	8.625	356	629	75.00
Total	216	$72,738,291	100.00%

Initial Periodic Rate Caps

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.000	48	$12,174,150	16.74%	253,628	6.344	358	708	72.35
3.000	53	15,811,287	21.74	298,326	6.013	359	709	76.08
5.000	80	33,526,649	46.09	419,083	6.520	359	703	79.05
6.000	35	11,226,205	15.43	320,749	6.476	359	690	79.55
Total	216	$72,738,291	100.00%

Subsequent Periodic Rate Caps

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.000	138	$50,489,072	69.41%	365,863	6.370	359	706	78.07
2.000	78	22,249,219	30.59	285,246	6.382	358	697	75.75
Total	216	$72,738,291	100.00%

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	9	$1,928,532	2.65%	214,281	6.967	358	671	77.12
36	9	2,677,588	3.68	297,510	5.804	358	739	74.43
60	40	11,669,057	16.04	291,726	6.458	359	687	78.86
120	158	56,463,114	77.63	357,361	6.363	359	706	77.20
Total	216	$72,738,291	100.00%

LOAN GROUP 2

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5/1 One-Year CMT	6	$1,359,281	0.48%	226,547	6.408	358	682	66.41
5/1 One-Year CMT - Interest Only	2	987,581	0.35	493,791	6.305	357	686	64.33
5/25 Six-Month LIBOR	32	6,510,855	2.31	203,464	6.989	358	703	74.10
5/25 Six-Month LIBOR - Interest Only	419	133,778,572	47.55	319,281	6.796	359	707	76.85
5/1 One-Year LIBOR	33	15,736,193	5.59	476,854	6.219	358	732	69.12
5/1 One-Year LIBOR - Interest Only	227	122,967,168	43.71	541,706	6.440	359	717	72.88
Total	719	$281,339,651	100.00%

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	1	$36,000	0.01%	36,000	8.125	357	705	80.00
50,000.01 - 100,000.00	13	1,070,562	0.38	82,351	6.911	358	708	70.28
100,000.01 - 150,000.00	60	7,767,079	2.76	129,451	7.113	358	687	80.09
150,000.01 - 200,000.00	99	17,448,298	6.20	176,245	7.004	358	701	78.73
200,000.01 - 250,000.00	90	20,197,427	7.18	224,416	6.819	359	696	79.34
250,000.01 - 300,000.00	63	17,273,588	6.14	274,184	6.739	359	721	76.75
300,000.01 - 350,000.00	54	17,531,386	6.23	324,655	6.642	358	704	79.05
350,000.01 - 400,000.00	45	16,988,592	6.04	377,524	6.576	358	703	76.83
400,000.01 - 450,000.00	55	23,459,819	8.34	426,542	6.412	358	717	73.74
450,000.01 - 500,000.00	57	27,313,014	9.71	479,176	6.536	359	713	75.78
500,000.01 - 550,000.00	48	25,237,552	8.97	525,782	6.390	359	715	75.73
550,000.01 - 600,000.00	37	21,348,992	7.59	577,000	6.478	359	708	78.31
600,000.01 - 650,000.00	23	14,495,385	5.15	630,234	6.359	358	717	71.81
650,000.01 - 700,000.00	10	6,754,790	2.40	675,479	6.626	359	733	69.50
700,000.01 - 750,000.00	11	8,002,680	2.84	727,516	6.588	359	711	73.44
750,000.01 - 1,000,000.00	37	32,349,856	11.50	874,320	6.632	359	717	67.42
1,000,000.01 - 1,500,000.00	10	12,387,330	4.40	1,238,733	6.467	359	743	71.15
1,500,000.01 - 2,000,000.00	5	9,464,799	3.36	1,892,960	6.548	358	722	59.50
Greater than 2,000,000.00	1	2,212,500	0.79	2,212,500	7.750	355	711	75.00
Total	719	$281,339,651	100.00%

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 2 was approximately $391,293.

Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	1	$36,000	0.01%	36,000	8.125	357	705	80.00
50,000.01 - 100,000.00	13	1,070,562	0.38	82,351	6.911	358	708	70.28
100,000.01 - 150,000.00	60	7,767,079	2.76	129,451	7.113	358	687	80.09
150,000.01 - 200,000.00	99	17,448,298	6.20	176,245	7.004	358	701	78.73
200,000.01 - 250,000.00	90	20,197,427	7.18	224,416	6.819	359	696	79.34
250,000.01 - 300,000.00	63	17,273,588	6.14	274,184	6.739	359	721	76.75
300,000.01 - 350,000.00	54	17,531,386	6.23	324,655	6.642	358	704	79.05
350,000.01 - 400,000.00	45	16,988,592	6.04	377,524	6.576	358	703	76.83
400,000.01 - 450,000.00	55	23,459,819	8.34	426,542	6.412	358	717	73.74
450,000.01 - 500,000.00	57	27,313,014	9.71	479,176	6.536	359	713	75.78
500,000.01 - 550,000.00	48	25,237,552	8.97	525,782	6.390	359	715	75.73
550,000.01 - 600,000.00	37	21,348,992	7.59	577,000	6.478	359	708	78.31
600,000.01 - 650,000.00	23	14,495,385	5.15	630,234	6.359	358	717	71.81
650,000.01 - 700,000.00	10	6,754,790	2.40	675,479	6.626	359	733	69.50
700,000.01 - 750,000.00	11	8,002,680	2.84	727,516	6.588	359	711	73.44
750,000.01 - 1,000,000.00	37	32,349,856	11.50	874,320	6.632	359	717	67.42
1,000,000.01 - 1,500,000.00	10	12,387,330	4.40	1,238,733	6.467	359	743	71.15
1,500,000.01 - 2,000,000.00	5	9,464,799	3.36	1,892,960	6.548	358	722	59.50
Greater than 2,000,000.00	1	2,212,500	0.79	2,212,500	7.750	355	711	75.00
Total	719	$281,339,651	100.00%

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	50	$15,291,833	5.44%	305,837	6.587	359	721	76.18
California	310	150,852,571	53.62	486,621	6.457	359	718	73.92
Colorado	12	3,984,633	1.42	332,053	6.505	358	732	67.22
Connecticut	3	3,299,500	1.17	1,099,833	6.818	359	704	66.25
Delaware	3	659,769	0.23	219,923	7.617	358	688	80.00
Florida	47	16,524,260	5.87	351,580	6.840	358	719	72.96
Georgia	62	11,058,920	3.93	178,370	7.153	358	672	78.35
Hawaii	2	1,727,297	0.61	863,648	6.187	360	686	77.01
Idaho	8	1,549,894	0.55	193,737	7.196	358	709	80.00
Illinois	7	3,224,402	1.15	460,629	6.283	358	739	69.88
Indiana	1	128,400	0.05	128,400	6.750	359	727	80.00
Kansas	1	152,000	0.05	152,000	6.875	359	630	95.00
Kentucky	2	210,448	0.07	105,224	8.500	357	743	90.00
Louisiana	1	174,250	0.06	174,250	6.000	359	622	85.00
Maryland	14	5,793,192	2.06	413,799	6.585	358	696	80.41
Massachusetts	1	562,400	0.20	562,400	5.875	359	744	80.00
Michigan	2	1,019,091	0.36	509,546	6.280	358	642	66.99
Minnesota	12	4,250,054	1.51	354,171	6.817	358	726	72.98
Missouri	2	1,102,750	0.39	551,375	6.869	357	682	72.62
Montana	2	2,466,807	0.88	1,233,403	6.340	355	730	57.52
Nevada	54	16,460,409	5.85	304,822	7.008	359	696	74.92
New Hampshire	1	528,000	0.19	528,000	5.125	359	786	80.00
New Jersey	11	5,688,207	2.02	517,110	6.624	359	701	78.65
New Mexico	2	556,800	0.20	278,400	7.057	358	699	80.00
New York	5	2,320,371	0.82	464,074	6.956	358	712	79.12
North Carolina	7	1,710,986	0.61	244,427	6.862	358	685	68.66

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Ohio	2	379,000	0.13	189,500	6.814	357	706	86.77
Oklahoma	1	254,000	0.09	254,000	5.625	359	636	60.62
Oregon	6	1,601,135	0.57	266,856	6.788	358	691	76.30
Pennsylvania	4	922,417	0.33	230,604	6.749	359	667	80.72
South Carolina	4	1,926,852	0.68	481,713	7.013	358	689	77.47
Texas	10	1,695,837	0.60	169,584	7.485	358	725	82.87
Utah	14	4,369,496	1.55	312,107	7.402	358	717	77.12
Virginia	28	11,203,785	3.98	400,135	6.472	359	707	74.55
Washington	20	5,587,098	1.99	279,355	6.789	358	689	79.62
West Virginia	4	1,128,550	0.40	282,138	7.386	357	701	80.00
Wisconsin	4	974,240	0.35	243,560	6.359	358	715	77.52
Total	719	$281,339,651	100.00%

(1)	As of the cut-off date, no more than approximately 1.15% of the Mortgage Loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	18	$9,447,339	3.36%	524,852	6.093	358	747	39.65
50.01 - 55.00	15	8,717,435	3.10	581,162	6.483	359	729	52.54
55.01 - 60.00	20	15,437,226	5.49	771,861	6.175	358	722	57.74
60.01 - 65.00	26	11,768,256	4.18	452,625	6.357	358	701	63.53
65.01 - 70.00	42	23,201,338	8.25	552,413	6.453	358	716	68.80
70.01 - 75.00	66	33,786,237	12.01	511,913	6.836	358	715	74.34
75.01 - 80.00	490	168,323,662	59.83	343,518	6.663	359	710	79.80
80.01 - 85.00	8	1,967,098	0.70	245,887	5.872	359	648	84.40
85.01 - 90.00	25	6,648,529	2.36	265,941	7.019	357	688	89.52
90.01 - 95.00	9	2,042,531	0.73	226,948	7.185	359	706	94.69
Total	719	$281,339,651	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 2 was approximately 74.52%.

(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 2 that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 -50.00	17	$9,202,805	3.27%	541,341	6.089	358	748	39.93
50.01 -55.00	13	6,067,435	2.16	466,726	6.336	358	732	52.89
55.01 -60.00	20	13,881,760	4.93	694,088	6.095	358	727	56.86
60.01 -65.00	26	11,768,256	4.18	452,625	6.357	358	701	63.53
65.01 -70.00	37	21,990,938	7.82	594,350	6.458	358	713	67.95
70.01 -75.00	42	23,209,019	8.25	552,596	6.796	358	709	73.91
75.01 -80.00	123	51,364,029	18.26	417,594	6.471	358	716	78.33
80.01 -85.00	18	6,346,598	2.26	352,589	6.414	359	696	77.19
85.01 -90.00	99	34,278,576	12.18	346,248	6.747	358	709	80.71
90.01 -95.00	59	19,183,703	6.82	325,148	6.920	358	706	80.64
95.01 -100.00	265	84,046,531	29.87	317,157	6.765	359	709	79.76
Total	719	$281,339,651	100.00%

(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of “Combined Loan-to-Value Ratio” under the heading “The Mortgage Pool” in this prospectus supplement.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
4.501 - 5.000	3	$1,360,316	0.48%	453,439	4.898	360	659	78.98
5.001 - 5.500	20	7,651,574	2.72	382,579	5.423	359	728	70.18
5.501 - 6.000	112	49,044,373	17.43	437,896	5.869	359	720	72.04
6.001 - 6.500	226	96,617,968	34.34	427,513	6.319	359	720	72.41
6.501 - 7.000	165	64,814,214	23.04	392,813	6.781	358	711	76.67
7.001 - 7.500	84	30,897,520	10.98	367,828	7.295	358	703	76.75
7.501 - 8.000	60	19,239,290	6.84	320,655	7.800	358	693	78.99
8.001 - 8.500	43	10,219,357	3.63	237,659	8.302	358	670	79.50
8.501 - 9.000	6	1,495,039	0.53	249,173	8.697	358	695	80.00
Total	719	$281,339,651	100.00%

(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 was approximately 6.609% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.596% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	371	$158,531,238	56.35%	427,308	6.523	358	710	73.37
Planned Unit Development	237	81,598,914	29.00	344,299	6.689	359	714	75.99
Low-rise Condominium	67	22,690,082	8.07	338,658	6.676	359	716	77.65
2-4 Family Residence	33	13,073,568	4.65	396,169	6.897	358	712	73.88
High-rise Condominium	10	5,359,249	1.90	535,925	6.978	359	736	74.38
*APUD	1	86,600	0.03	86,600	5.875	359	738	80.00
Total	719	$281,339,651	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	416	$144,576,027	51.39%	347,539	6.744	359	716	77.97
Refinance (Cash-Out)	201	89,770,008	31.91	446,617	6.508	358	702	71.12
Refinance (Rate/Term)	102	46,993,615	16.70	460,722	6.389	358	721	70.41
Total	719	$281,339,651	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	539	$220,185,441	78.26%	408,507	6.504	358	710	75.57
Investment Property	138	45,047,814	16.01	326,433	7.158	358	721	72.93
Secondary Residence	42	16,106,396	5.72	383,486	6.513	358	716	64.61
Total	719	$281,339,651	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	117	$53,464,965	19.00%	456,966	6.463	360	709	74.35
359	296	117,041,332	41.60	395,410	6.509	359	719	75.90
358	201	67,509,332	24.00	335,867	6.743	358	705	73.19
357	50	19,924,084	7.08	398,482	6.758	357	707	71.80
356	33	11,153,227	3.96	337,977	7.046	356	713	77.38
355	12	7,407,424	2.63	617,285	7.015	355	709	73.19
354	6	3,523,915	1.25	587,319	6.524	354	717	62.61
353	2	530,171	0.19	265,086	6.799	353	658	82.82
350	1	350,505	0.12	350,505	7.125	350	780	89.99
333	1	434,695	0.15	434,695	5.750	333	781	80.00
Total	719	$281,339,651	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 2 was approximately 358 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	370	$164,575,284	58.50%	444,798	6.538	359	715	73.81
Preferred	16	8,434,939	3.00	527,184	6.380	358	746	72.12
Full/Alternative	93	36,621,337	13.02	393,778	6.278	358	697	74.51
No Income/No Asset	59	14,547,198	5.17	246,563	7.133	358	706	75.12
No Ratio	120	34,518,746	12.27	287,656	7.119	358	705	77.76
Stated Income/Stated Asset	59	22,289,026	7.92	377,780	6.650	359	721	75.72
Streamlined	2	353,120	0.13	176,560	5.595	359	690	48.55
Total	719	$281,339,651	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
601 - 620	6	$1,752,318	0.62%	292,053	7.194	359	618	76.83
621 - 640	56	15,964,797	5.67	285,086	6.678	359	632	75.97
641 - 660	73	23,965,638	8.52	328,296	6.939	359	650	77.64
661 - 680	86	31,286,857	11.12	363,801	6.685	359	671	75.41
681 - 700	114	44,784,540	15.92	392,847	6.677	358	691	75.64
701 - 720	97	42,321,980	15.04	436,309	6.637	358	711	74.91
721 - 740	90	34,410,934	12.23	382,344	6.659	359	730	75.35
741 - 760	87	40,670,309	14.46	467,475	6.438	359	750	70.71
761 - 780	58	23,565,295	8.38	406,298	6.558	358	769	76.56
781 - 800	37	16,248,989	5.78	439,162	6.085	358	790	70.18
801 - 820	13	6,067,183	2.16	466,706	6.326	359	806	66.37
Unknown	2	300,810	0.11	150,405	6.761	358	N/A	80.00
Total	719	$281,339,651	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 2 was approximately 712.

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	496	$193,410,160	68.75%	389,940	6.547	358	712	74.49
6	8	3,155,500	1.12	394,437	7.126	358	732	73.00
12	63	29,934,026	10.64	475,143	6.477	359	714	75.39
24	4	1,234,750	0.44	308,688	6.832	359	709	80.00
30	1	1,704,799	0.61	1,704,799	6.125	358	747	56.83
36	118	41,924,601	14.90	355,293	6.939	358	707	74.36
60	29	9,975,814	3.55	343,994	6.720	358	717	76.09
Total	719	$281,339,651	100.00%

Months to Initial Adjustment Date

Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
48	1	$434,695	0.15%	434,695	5.750	333	781	80.00
50	1	350,505	0.12	350,505	7.125	350	780	89.99
53	2	530,171	0.19	265,086	6.799	353	658	82.82
54	6	3,523,915	1.25	587,319	6.524	354	717	62.61
55	12	7,407,424	2.63	617,285	7.015	355	709	73.19
56	33	11,153,227	3.96	337,977	7.046	356	713	77.38
57	50	19,924,084	7.08	398,482	6.758	357	707	71.80
58	201	67,509,332	24.00	335,867	6.743	358	705	73.19
59	296	117,041,332	41.60	395,410	6.509	359	719	75.90
60	117	53,464,965	19.00	456,966	6.463	360	709	74.35
Total	719	$281,339,651	100.00%

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	678	$267,130,450	94.95%	393,998	6.571	358	713	74.22
3.001 - 4.000	31	9,850,432	3.50	317,756	6.983	358	705	80.81
4.001 - 5.000	7	2,351,769	0.84	335,967	8.473	358	696	80.00
5.001 - 6.000	3	2,007,000	0.71	669,000	7.585	357	694	77.57
Total	719	$281,339,651	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 2 was approximately 2.386%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
9.001 - 10.000	2	$1,106,000	0.39%	553,000	4.932	360	641	78.80
10.001 - 11.000	101	43,610,273	15.50	431,785	5.807	359	721	73.95
11.001 - 12.000	280	121,271,962	43.11	433,114	6.407	359	718	73.83
12.001 - 13.000	233	86,865,159	30.88	372,812	6.917	358	709	74.28
13.001 - 14.000	86	23,972,137	8.52	278,746	7.716	358	687	78.74
14.001 - 15.000	17	4,514,119	1.60	265,536	8.389	358	693	79.74
Total	719	$281,339,651	100.00%

Initial Adjustment Dates

Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
January 2011	1	$434,695	0.15%	434,695	5.750	333	781	80.00
March 2011	1	350,505	0.12	350,505	7.125	350	780	89.99
June 2011	2	530,171	0.19	265,086	6.799	353	658	82.82
July 2011	6	3,523,915	1.25	587,319	6.524	354	717	62.61
August 2011	12	7,407,424	2.63	617,285	7.015	355	709	73.19
September 2011	33	11,153,227	3.96	337,977	7.046	356	713	77.38
October 2011	50	19,924,084	7.08	398,482	6.758	357	707	71.80
November 2011	201	67,509,332	24.00	335,867	6.743	358	705	73.19
December 2011	296	117,041,332	41.60	395,410	6.509	359	719	75.90
January 2012	117	53,464,965	19.00	456,966	6.463	360	709	74.35
Total	719	$281,339,651	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	671	$264,082,200	93.87%	393,565	6.570	359	713	74.37
3.001 - 4.000	34	10,226,682	3.63	300,785	7.136	358	701	81.48
4.001 - 5.000	8	4,111,769	1.46	513,971	7.468	356	705	66.51
5.001 - 6.000	4	2,422,000	0.86	605,500	7.245	357	708	74.54
6.001 - 7.000	2	497,000	0.18	248,500	6.375	358	667	79.52
Total	719	$281,339,651	100.00%

Initial Periodic Rate Caps

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.000	11	$2,880,797	1.02%	261,891	6.018	356	702	73.91
3.000	4	1,925,243	0.68	481,311	6.172	359	747	76.52
5.000	472	192,959,155	68.59	408,812	6.570	359	712	75.29
6.000	232	83,574,456	29.71	360,235	6.730	358	712	72.73
Total	719	$281,339,651	100.00%

Subsequent Periodic Rate Caps

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.000	250	$77,680,287	27.61%	310,721	6.746	359	708	78.56
2.000	469	203,659,364	72.39	434,242	6.557	358	714	72.98
Total	719	$281,339,651	100.00%

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	71	$23,606,329	8.39%	332,484	6.442	358	721	70.33
60	93	45,219,458	16.07	486,231	6.303	358	726	72.60
120	555	212,513,863	75.54	382,908	6.693	359	708	75.39
Total	719	$281,339,651	100.00%

LOAN GROUP 3

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5/1 One-Year CMT	5	$1,104,027	1.01%	220,805	6.818	358	716	70.94
5/1 One-Year CMT - Interest Only	6	1,671,850	1.53	278,642	6.585	356	711	69.55
5/25 Six-Month LIBOR	17	3,343,272	3.07	196,663	6.761	358	704	73.84
5/25 Six-Month LIBOR - Interest Only	188	53,943,002	49.46	286,931	6.724	358	707	75.79
5/1 One-Year LIBOR	13	5,860,517	5.37	450,809	6.481	358	723	76.05
5/1 One-Year LIBOR - Interest Only	80	43,135,501	39.55	539,194	6.382	358	720	73.15
Total	309	$109,058,168	100.00%

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	3	$134,205	0.12%	44,735	7.134	359	713	51.41
50,000.01 - 100,000.00	8	624,121	0.57	78,015	7.584	357	689	76.28
100,000.01 - 150,000.00	31	4,032,491	3.70	130,080	7.161	358	694	75.54
150,000.01 - 200,000.00	39	6,863,482	6.29	175,987	6.833	358	696	73.92
200,000.01 - 250,000.00	39	8,737,533	8.01	224,039	6.784	358	707	79.64
250,000.01 - 300,000.00	38	10,359,102	9.50	272,608	6.504	358	702	75.83
300,000.01 - 350,000.00	26	8,419,982	7.72	323,845	6.653	358	707	75.75
350,000.01 - 400,000.00	24	9,113,740	8.36	379,739	6.564	358	725	75.20
400,000.01 - 450,000.00	20	8,489,007	7.78	424,450	6.686	358	702	73.86
450,000.01 - 500,000.00	15	7,195,930	6.60	479,729	6.408	358	707	72.52
500,000.01 - 550,000.00	12	6,361,163	5.83	530,097	6.533	359	684	76.21
550,000.01 - 600,000.00	12	6,965,025	6.39	580,419	6.668	358	729	76.36
600,000.01 - 650,000.00	14	8,750,948	8.02	625,068	6.358	359	715	76.87
650,000.01 - 700,000.00	8	5,454,294	5.00	681,787	6.451	359	730	72.81
700,000.01 - 750,000.00	3	2,172,000	1.99	724,000	6.799	359	689	80.00
750,000.01 - 1,000,000.00	16	13,625,142	12.49	851,571	6.451	358	737	70.01
1,500,000.01 - 2,000,000.00	1	1,760,000	1.61	1,760,000	5.000	353	773	55.00
Total	309	$109,058,168	100.00%

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 3 was approximately $352,939.

Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	3	$134,205	0.12%	44,735	7.134	359	713	51.41
50,000.01 - 100,000.00	8	624,121	0.57	78,015	7.584	357	689	76.28
100,000.01 - 150,000.00	30	3,919,280	3.59	130,643	7.144	358	692	75.41
150,000.01 - 200,000.00	39	6,863,482	6.29	175,987	6.833	358	696	73.92
200,000.01 - 250,000.00	40	8,850,744	8.12	221,269	6.797	358	707	79.65
250,000.01 - 300,000.00	38	10,359,102	9.50	272,608	6.504	358	702	75.83
300,000.01 - 350,000.00	26	8,419,982	7.72	323,845	6.653	358	707	75.75
350,000.01 - 400,000.00	24	9,113,740	8.36	379,739	6.564	358	725	75.20
400,000.01 - 450,000.00	20	8,489,007	7.78	424,450	6.686	358	702	73.86
450,000.01 - 500,000.00	15	7,195,930	6.60	479,729	6.408	358	707	72.52
500,000.01 - 550,000.00	12	6,361,163	5.83	530,097	6.533	359	684	76.21
550,000.01 - 600,000.00	12	6,965,025	6.39	580,419	6.668	358	729	76.36
600,000.01 - 650,000.00	14	8,750,948	8.02	625,068	6.358	359	715	76.87
650,000.01 - 700,000.00	8	5,454,294	5.00	681,787	6.451	359	730	72.81
700,000.01 - 750,000.00	3	2,172,000	1.99	724,000	6.799	359	689	80.00
750,000.01 - 1,000,000.00	16	13,625,142	12.49	851,571	6.451	358	737	70.01
1,500,000.01 - 2,000,000.00	1	1,760,000	1.61	1,760,000	5.000	353	773	55.00
Total	309	$109,058,168	100.00%

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	28	$10,038,760	9.20%	358,527	6.235	357	727	66.19
California	115	48,542,237	44.51	422,106	6.424	358	717	74.55
Colorado	9	2,692,560	2.47	299,173	6.576	359	707	75.23
District of Columbia	2	597,520	0.55	298,760	6.174	358	718	80.00
Florida	26	8,899,351	8.16	342,283	6.970	358	710	75.89
Georgia	22	4,257,818	3.90	193,537	7.038	358	681	79.15
Hawaii	2	1,188,500	1.09	594,250	6.237	357	701	76.50
Idaho	3	1,183,520	1.09	394,507	6.399	360	697	80.00
Illinois	6	1,629,393	1.49	271,565	7.123	357	666	80.67
Indiana	1	39,323	0.04	39,323	8.125	358	665	75.00
Kentucky	2	215,224	0.20	107,612	7.833	357	671	88.32
Maryland	7	2,536,122	2.33	362,303	6.603	358	697	76.15
Massachusetts	1	450,000	0.41	450,000	6.250	359	716	19.31
Michigan	2	946,000	0.87	473,000	6.510	357	743	71.18
Minnesota	7	1,436,788	1.32	205,255	6.576	357	719	78.96
Missouri	2	1,417,000	1.30	708,500	6.711	358	733	72.79
Nevada	31	8,858,509	8.12	285,758	6.937	358	697	77.08
New Jersey	1	643,400	0.59	643,400	6.250	359	716	74.99
New York	1	432,000	0.40	432,000	6.750	360	719	80.00
North Carolina	3	873,019	0.80	291,006	6.823	359	727	69.58
Oklahoma	1	115,747	0.11	115,747	7.625	357	724	80.00
Oregon	4	1,297,550	1.19	324,388	7.058	359	741	78.17
Pennsylvania	2	364,630	0.33	182,315	6.864	358	713	80.00
South Carolina	1	212,000	0.19	212,000	7.250	359	747	80.00

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Texas	6	1,105,250	1.01	184,208	7.166	357	717	79.49
Utah	5	1,794,150	1.65	358,830	6.673	359	713	78.16
Virginia	8	3,555,900	3.26	444,488	6.367	358	700	76.91
Washington	10	3,582,557	3.28	358,256	6.703	359	724	73.42
Wisconsin	1	153,341	0.14	153,341	6.875	358	647	80.00
Total	309	$109,058,168	100.00%

(1)	As of the cut-off date, no more than approximately 1.61% of the Mortgage Loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	15	$5,488,083	5.03%	365,872	6.532	358	727	38.66
50.01 - 55.00	4	2,626,751	2.41	656,688	5.444	355	753	53.91
55.01 - 60.00	9	2,203,477	2.02	244,831	6.173	357	726	58.49
60.01 - 65.00	12	4,373,996	4.01	364,500	6.312	358	714	63.19
65.01 - 70.00	27	12,391,777	11.36	458,955	6.499	358	721	69.16
70.01 - 75.00	33	14,218,651	13.04	430,868	6.504	359	710	74.42
75.01 - 80.00	194	63,303,214	58.05	326,305	6.652	358	711	79.88
80.01 - 85.00	3	930,124	0.85	310,041	7.359	359	667	84.95
85.01 - 90.00	9	2,663,795	2.44	295,977	6.865	357	664	89.80
90.01 - 95.00	3	858,300	0.79	286,100	7.594	357	707	95.00
Total	309	$109,058,168	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 3 was approximately 74.55%.

(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 3 that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 -50.00	14	$5,088,083	4.67%	363,434	6.564	358	722	37.96
50.01 -55.00	3	866,751	0.79	288,917	6.347	358	713	51.68
55.01 -60.00	9	2,203,477	2.02	244,831	6.173	357	726	58.49
60.01 -65.00	12	5,527,496	5.07	460,625	5.888	357	737	60.69
65.01 -70.00	20	9,450,379	8.67	472,519	6.437	358	722	68.95
70.01 -75.00	28	11,959,001	10.97	427,107	6.498	359	712	73.48
75.01 -80.00	48	14,865,107	13.63	309,690	6.764	358	710	78.77
80.01 -85.00	9	3,891,837	3.57	432,426	6.597	358	682	78.31
85.01 -90.00	37	15,207,850	13.94	411,023	6.534	359	707	80.36
90.01 -95.00	19	6,432,329	5.90	338,544	6.748	358	711	80.64
95.01 -100.00	110	33,565,859	30.78	305,144	6.689	358	712	79.89
Total	309	$109,058,168	100.00%

(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of “Combined Loan-to-Value Ratio” under the heading “The Mortgage Pool” in this prospectus supplement.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
4.501 - 5.000	2	$2,020,232	1.85%	1,010,116	5.000	354	772	58.22
5.001 - 5.500	4	1,538,240	1.41	384,560	5.417	358	704	70.48
5.501 - 6.000	37	14,736,317	13.51	398,279	5.870	358	733	74.93
6.001 - 6.500	112	43,298,997	39.70	386,598	6.341	358	718	73.68
6.501 - 7.000	73	27,484,224	25.20	376,496	6.780	358	703	73.84
7.001 - 7.500	41	10,632,990	9.75	259,341	7.259	358	697	77.88
7.501 - 8.000	28	6,794,604	6.23	242,664	7.770	358	699	81.32
8.001 - 8.500	12	2,552,563	2.34	212,714	8.345	357	688	78.47
Total	309	$109,058,168	100.00%

(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 was approximately 6.575% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.557% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	152	$54,768,376	50.22%	360,318	6.542	358	706	74.72
Planned Unit Development	106	39,279,846	36.02	370,565	6.603	358	716	74.76
Low-rise Condominium	36	9,226,315	8.46	256,287	6.601	358	726	74.21
2-4 Family Residence	10	3,868,228	3.55	386,823	6.923	359	720	72.47
High-rise Condominium	5	1,915,403	1.76	383,081	6.132	359	751	71.60
Total	309	$109,058,168	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	178	$57,591,613	52.81%	323,548	6.621	358	719	77.91
Refinance (Cash-Out)	93	35,056,929	32.15	376,956	6.599	358	705	69.53
Refinance (Rate/Term)	38	16,409,626	15.05	431,832	6.365	358	709	73.50
Total	309	$109,058,168	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	221	$85,201,079	78.12%	385,525	6.473	358	711	74.66
Investment Property	68	18,497,614	16.96	272,024	6.836	358	721	72.90
Secondary Residence	20	5,359,474	4.91	267,974	7.299	358	713	78.63
Total	309	$109,058,168	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	28	$12,099,819	11.09%	432,136	6.586	360	704	77.49
359	126	50,438,718	46.25	400,307	6.541	359	716	75.45
358	90	25,790,087	23.65	286,557	6.546	358	708	73.36
357	28	7,271,697	6.67	259,703	6.850	357	701	73.74
356	24	7,272,552	6.67	303,023	7.039	356	717	77.16
355	6	2,361,006	2.16	393,501	6.175	355	732	73.02
354	2	332,900	0.31	166,450	6.612	354	702	76.32
353	5	3,491,388	3.20	698,278	5.987	353	738	57.39
Total	309	$109,058,168	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 3 was approximately 358 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	160	$62,236,227	57.07%	388,976	6.507	358	717	76.22
Full/Alternative	38	14,257,631	13.07	375,201	6.286	358	716	71.47
Preferred	2	700,622	0.64	350,311	6.336	355	745	72.16
No Income/No Asset	27	6,807,228	6.24	252,120	6.711	358	708	66.73
No Ratio	54	15,584,641	14.29	288,604	6.934	358	699	74.47
Stated Income/Stated Asset	28	9,471,820	8.69	338,279	6.792	359	702	74.17
Total	309	$109,058,168	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
601 - 620	2	$613,670	0.56%	306,835	7.865	356	617	75.72
621 - 640	20	4,480,817	4.11	224,041	6.936	359	632	74.39
641 - 660	32	8,933,594	8.19	279,175	6.853	358	651	75.29
661 - 680	42	13,285,456	12.18	316,320	6.672	358	671	76.41
681 - 700	46	17,852,093	16.37	388,089	6.688	358	690	75.60
701 - 720	51	17,825,981	16.35	349,529	6.556	358	711	73.17
721 - 740	43	15,893,741	14.57	369,622	6.538	358	730	78.45
741 - 760	25	10,221,495	9.37	408,860	6.478	359	752	72.26
761 - 780	31	12,285,469	11.27	396,305	6.178	358	769	74.09
781 - 800	12	5,567,517	5.11	463,960	6.234	358	790	65.54
801 - 820	5	2,098,335	1.92	419,667	6.829	358	809	70.78
Total	309	$109,058,168	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 3 was approximately 713.

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	213	$76,858,807	70.48%	360,839	6.528	358	714	74.20
6	10	3,497,865	3.21	349,787	6.984	358	725	69.39
12	23	9,391,623	8.61	408,331	6.645	358	711	76.65
36	49	13,982,699	12.82	285,361	6.693	358	710	75.61
60	14	5,327,174	4.88	380,512	6.563	359	702	76.56
Total	309	$109,058,168	100.00%

Months to Initial Adjustment Date

Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
53	5	$3,491,388	3.20%	698,278	5.987	353	738	57.39
54	2	332,900	0.31	166,450	6.612	354	702	76.32
55	6	2,361,006	2.16	393,501	6.175	355	732	73.02
56	24	7,272,552	6.67	303,023	7.039	356	717	77.16
57	28	7,271,697	6.67	259,703	6.850	357	701	73.74
58	90	25,790,087	23.65	286,557	6.546	358	708	73.36
59	126	50,438,718	46.25	400,307	6.541	359	716	75.45
60	28	12,099,819	11.09	432,136	6.586	360	704	77.49
Total	309	$109,058,168	100.00%

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	286	$103,229,758	94.66%	360,943	6.549	358	713	74.31
3.001 - 4.000	17	4,524,921	4.15	266,172	6.802	358	715	78.75
4.001 - 5.000	6	1,303,488	1.20	217,248	7.898	358	695	79.35
Total	309	$109,058,168	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 3 was approximately 2.382%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
9.001 - 10.000	1	$260,232	0.24%	260,232	5.000	359	764	80.00
10.001 - 11.000	24	12,243,328	11.23	510,139	5.731	358	740	74.38
11.001 - 12.000	116	48,373,980	44.36	417,017	6.409	359	713	74.41
12.001 - 13.000	134	40,556,882	37.19	302,663	6.812	358	705	73.90
13.001 - 14.000	29	6,848,670	6.28	236,161	7.725	358	711	79.51
14.001 - 15.000	5	775,075	0.71	155,015	8.317	358	644	74.96
Total	309	$109,058,168	100.00%

Initial Adjustment Dates

Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
June 2011	5	$3,491,388	3.20%	698,278	5.987	353	738	57.39
July 2011	2	332,900	0.31	166,450	6.612	354	702	76.32
August 2011	6	2,361,006	2.16	393,501	6.175	355	732	73.02
September 2011	24	7,272,552	6.67	303,023	7.039	356	717	77.16
October 2011	28	7,271,697	6.67	259,703	6.850	357	701	73.74
November 2011	90	25,790,087	23.65	286,557	6.546	358	708	73.36
December 2011	126	50,438,718	46.25	400,307	6.541	359	716	75.45
January 2012	28	12,099,819	11.09	432,136	6.586	360	704	77.49
Total	309	$109,058,168	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	285	$102,640,708	94.12%	360,143	6.538	358	712	74.28
3.001 - 4.000	18	5,113,971	4.69	284,110	6.983	358	726	78.90
4.001 - 5.000	6	1,303,488	1.20	217,248	7.898	358	695	79.35
Total	309	$109,058,168	100.00%

Initial Periodic Rate Caps

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.000	4	$1,125,134	1.03%	281,283	6.439	356	722	71.56
3.000	1	261,600	0.24	261,600	5.875	359	710	80.00
5.000	176	67,460,211	61.86	383,297	6.612	359	712	76.43
6.000	128	40,211,223	36.87	314,150	6.523	358	714	71.46
Total	309	$109,058,168	100.00%

Subsequent Periodic Rate Caps

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.000	89	$25,978,277	23.82%	291,891	6.803	358	707	78.16
2.000	220	83,079,890	76.18	377,636	6.504	358	715	73.43
Total	309	$109,058,168	100.00%

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	35	$10,307,815	9.45%	294,509	6.608	358	716	74.78
60	35	20,172,878	18.50	576,368	6.348	357	728	68.76
120	239	78,577,475	72.05	328,776	6.629	359	709	76.01
Total	309	$109,058,168	100.00%

LOAN GROUP 4

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
7/1 One-Year CMT	13	$2,770,851	3.13%	213,142	6.774	355	699	68.88
7/1 One-Year CMT - Interest Only	1	84,578	0.10	84,578	6.375	356	789	79.99
7/23 Six-Month LIBOR	2	382,792	0.43	191,396	6.494	358	658	78.05
7/23 Six-Month LIBOR - Interest Only	19	5,171,854	5.84	272,203	6.748	358	718	74.52
7/1 One-Year LIBOR	31	12,771,779	14.42	411,993	6.371	358	707	73.21
7/1 One-Year LIBOR - Interest Only	126	67,404,717	76.09	534,958	6.514	359	715	73.38
Total	192	$88,586,571	100.00%

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	3	$127,993	0.14%	42,664	6.702	358	670	72.00
50,000.01 - 100,000.00	4	305,806	0.35	76,452	6.391	355	784	62.13
100,000.01 - 150,000.00	13	1,717,819	1.94	132,140	6.618	356	675	69.76
150,000.01 - 200,000.00	18	3,208,858	3.62	178,270	6.644	357	682	70.52
200,000.01 - 250,000.00	6	1,371,531	1.55	228,588	6.506	358	688	77.54
250,000.01 - 300,000.00	12	3,338,527	3.77	278,211	6.382	357	704	74.13
300,000.01 - 350,000.00	9	2,986,334	3.37	331,815	6.795	358	737	76.65
350,000.01 - 400,000.00	8	3,037,312	3.43	379,664	6.943	357	707	78.87
400,000.01 - 450,000.00	15	6,508,380	7.35	433,892	6.515	358	733	73.29
450,000.01 - 500,000.00	28	13,328,041	15.05	476,001	6.454	359	714	75.09
500,000.01 - 550,000.00	23	12,112,046	13.67	526,611	6.436	359	713	74.81
550,000.01 - 600,000.00	17	9,769,718	11.03	574,689	6.674	359	705	73.68
600,000.01 - 650,000.00	15	9,598,467	10.84	639,898	6.755	359	725	71.07
650,000.01 - 700,000.00	3	2,028,740	2.29	676,247	6.252	356	714	79.01
700,000.01 - 750,000.00	2	1,423,000	1.61	711,500	6.500	359	753	73.22
750,000.01 - 1,000,000.00	11	9,690,899	10.94	880,991	6.276	358	705	68.62
1,000,000.01 - 1,500,000.00	4	5,319,100	6.00	1,329,775	6.184	360	723	68.59
Greater than 2,000,000.00	1	2,714,000	3.06	2,714,000	6.625	358	708	80.00
Total	192	$88,586,571	100.00%

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 4 was approximately $461,388.

Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50,000.00	2	$83,387	0.09%	41,694	6.810	358	692	77.40
50,000.01 - 100,000.00	5	350,412	0.40	70,082	6.405	355	759	62.10
100,000.01 - 150,000.00	13	1,717,819	1.94	132,140	6.618	356	675	69.76
150,000.01 - 200,000.00	18	3,208,858	3.62	178,270	6.644	357	682	70.52
200,000.01 - 250,000.00	6	1,371,531	1.55	228,588	6.506	358	688	77.54
250,000.01 - 300,000.00	12	3,338,527	3.77	278,211	6.382	357	704	74.13
300,000.01 - 350,000.00	9	2,986,334	3.37	331,815	6.795	358	737	76.65
350,000.01 - 400,000.00	8	3,037,312	3.43	379,664	6.943	357	707	78.87
400,000.01 - 450,000.00	15	6,508,380	7.35	433,892	6.515	358	733	73.29
450,000.01 - 500,000.00	28	13,328,041	15.05	476,001	6.454	359	714	75.09
500,000.01 - 550,000.00	23	12,112,046	13.67	526,611	6.436	359	713	74.81
550,000.01 - 600,000.00	17	9,769,718	11.03	574,689	6.674	359	705	73.68
600,000.01 - 650,000.00	15	9,598,467	10.84	639,898	6.755	359	725	71.07
650,000.01 - 700,000.00	3	2,028,740	2.29	676,247	6.252	356	714	79.01
700,000.01 - 750,000.00	2	1,423,000	1.61	711,500	6.500	359	753	73.22
750,000.01 - 1,000,000.00	10	8,790,899	9.92	879,090	6.278	358	697	70.55
1,000,000.01 - 1,500,000.00	4	5,319,100	6.00	1,329,775	6.184	360	723	68.59
1,500,000.01 - 2,000,000.00	1	900,000	1.02	900,000	6.250	358	788	49.71
Greater than 2,000,000.00	1	2,714,000	3.06	2,714,000	6.625	358	708	80.00
Total	192	$88,586,571	100.00%

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Alabama	2	$1,964,000	2.22%	982,000	6.927	360	663	73.45
Arizona	14	5,170,691	5.84	369,335	6.690	359	717	75.22
California	76	42,660,438	48.16	561,322	6.437	359	717	72.07
Colorado	6	2,570,517	2.90	428,420	6.711	358	723	72.41
Connecticut	2	981,709	1.11	490,854	6.419	356	687	70.86
Florida	15	5,185,302	5.85	345,687	6.437	359	699	74.70
Georgia	4	788,134	0.89	197,033	7.012	358	675	78.15
Idaho	4	1,335,580	1.51	333,895	6.736	359	752	62.26
Illinois	5	1,904,145	2.15	380,829	7.021	359	687	81.88
Kansas	1	159,315	0.18	159,315	5.875	357	698	74.42
Kentucky	1	394,000	0.44	394,000	6.875	358	700	94.94
Maryland	6	2,373,800	2.68	395,633	6.108	359	693	74.57
Massachusetts	8	4,269,596	4.82	533,700	6.581	359	748	69.27
Michigan	3	556,025	0.63	185,342	5.732	358	788	80.00
Minnesota	3	1,764,764	1.99	588,255	6.414	358	700	64.83
Nevada	10	3,917,001	4.42	391,700	6.674	358	719	77.41
New Hampshire	1	224,801	0.25	224,801	6.625	359	650	71.43
New Jersey	6	3,282,545	3.71	547,091	6.549	357	714	76.57
New York	2	889,843	1.00	444,921	6.875	357	711	84.08
North Carolina	3	905,882	1.02	301,961	6.140	352	681	77.07
Ohio	1	82,655	0.09	82,655	6.125	352	795	48.56
Oregon	4	1,844,178	2.08	461,044	6.776	359	693	74.62
Pennsylvania	1	151,977	0.17	151,977	6.375	357	647	64.89
Texas	3	737,512	0.83	245,837	6.409	354	715	79.18

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Virginia	1	420,000	0.47	420,000	6.125	360	777	63.64
Washington	9	3,975,540	4.49	441,727	6.596	359	706	76.53
Wisconsin	1	76,622	0.09	76,622	6.000	354		72.72
Total	192	$88,586,571	100.00%

(1)	As of the cut-off date, no more than approximately 3.06% of the Mortgage Loans in loan group 4 were secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	14	$6,016,229	6.79%	429,731	6.529	358	725	45.83
50.01 - 55.00	4	1,729,500	1.95	432,375	6.756	359	732	52.49
55.01 - 60.00	6	3,631,567	4.10	605,261	6.484	359	752	57.01
60.01 - 65.00	15	5,261,309	5.94	350,754	6.310	358	700	63.13
65.01 - 70.00	16	8,813,190	9.95	550,824	6.397	359	712	68.65
70.01 - 75.00	33	14,320,889	16.17	433,966	6.332	359	723	73.47
75.01 - 80.00	92	44,325,129	50.04	481,795	6.581	359	709	79.69
80.01 - 85.00	2	975,745	1.10	487,873	6.065	359	701	82.93
85.01 - 90.00	7	2,394,369	2.70	342,053	6.939	359	670	88.51
90.01 - 95.00	3	1,118,644	1.26	372,881	7.272	355	742	94.91
Total	192	$88,586,571	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 4 was approximately 73.31%.

(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 4 that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 -50.00	14	$6,016,229	6.79%	429,731	6.529	358	725	45.83
50.01 -55.00	3	1,312,500	1.48	437,500	6.917	359	715	52.60
55.01 -60.00	5	2,557,467	2.89	511,493	6.530	359	773	57.82
60.01 -65.00	13	5,395,909	6.09	415,070	6.306	358	701	61.57
65.01 -70.00	16	8,813,190	9.95	550,824	6.397	359	712	68.65
70.01 -75.00	30	10,663,033	12.04	355,434	6.353	358	723	72.33
75.01 -80.00	45	25,375,843	28.65	563,908	6.591	359	709	78.67
80.01 -85.00	5	2,593,401	2.93	518,680	6.192	359	710	81.10
85.01 -90.00	20	8,528,541	9.63	426,427	6.570	358	701	81.58
90.01 -95.00	14	7,485,796	8.45	534,700	6.515	358	712	81.07
95.01 -100.00	27	9,844,662	11.11	364,617	6.687	359	715	79.60
Total	192	$88,586,571	100.00%

(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of “Combined Loan-to-Value Ratio” under the heading “The Mortgage Pool” in this prospectus supplement.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.001 - 5.500	4	$2,547,084	2.88%	636,771	5.362	358	716	79.97
5.501 - 6.000	35	17,009,560	19.20	485,987	5.866	358	725	73.69
6.001 - 6.500	64	29,912,494	33.77	467,383	6.351	359	717	70.38
6.501 - 7.000	66	29,302,211	33.08	443,973	6.784	358	709	73.89
7.001 - 7.500	13	5,409,258	6.11	416,097	7.374	358	678	78.63
7.501 - 8.000	6	2,517,401	2.84	419,567	7.742	359	720	76.47
8.001 - 8.500	3	1,765,760	1.99	588,587	8.214	360	699	78.70
8.501 - 9.000	1	122,804	0.14	122,804	8.750	355	643	80.00
Total	192	$88,586,571	100.00%

(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 was approximately 6.515% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.500% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	115	$52,651,837	59.44%	457,842	6.519	359	703	72.01
Planned Unit Development	47	23,156,699	26.14	492,696	6.526	358	723	76.44
Low-rise Condominium	22	9,107,755	10.28	413,989	6.478	359	738	72.05
2-4 Family Residence	3	1,330,976	1.50	443,659	6.479	359	719	71.29
High-rise Condominium	5	2,339,304	2.64	467,861	6.474	360	749	77.42
Total	192	$88,586,571	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	77	$36,583,442	41.30%	475,110	6.550	358	728	77.78
Refinance (Cash-Out)	78	33,966,314	38.34	435,466	6.485	359	700	68.47
Refinance (Rate/Term)	37	18,036,816	20.36	487,482	6.501	358	712	73.35
Total	192	$88,586,571	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	159	$73,503,764	82.97%	462,288	6.477	358	710	74.09
Secondary Residence	15	7,545,310	8.52	503,021	6.633	359	729	67.59
Investment Property	18	7,537,497	8.51	418,750	6.769	359	727	71.40
Total	192	$88,586,571	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	60	$33,822,585	38.18%	563,710	6.639	360	714	75.32
359	39	18,441,512	20.82	472,859	6.440	359	733	69.03
358	39	20,667,031	23.33	529,924	6.302	358	711	72.80
357	23	6,438,913	7.27	279,953	6.671	357	673	73.34
356	7	1,560,429	1.76	222,918	6.796	356	721	73.39
355	10	2,820,281	3.18	282,028	6.601	355	713	75.17
354	7	2,538,673	2.87	362,668	6.211	354	679	73.11
353	4	1,420,603	1.60	355,151	7.380	353	751	82.90
352	1	82,655	0.09	82,655	6.125	352	795	48.56
350	2	793,888	0.90	396,944	5.875	350	670	79.24
Total	192	$88,586,571	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 4 was approximately 358 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	79	$39,483,731	44.57%	499,794	6.616	359	706	75.30
Preferred	23	11,752,286	13.27	510,969	6.469	358	755	66.04
Full/Alternative	56	27,116,117	30.61	484,216	6.292	358	705	73.51
Stated Income/Stated Asset	8	2,393,907	2.70	299,238	6.641	358	698	71.19
No Income/No Asset	11	2,987,806	3.37	271,619	6.599	358	731	72.91
No Ratio	11	4,399,848	4.97	399,986	7.009	359	718	74.88
Streamlined	4	452,877	0.51	113,219	6.225	355	672	74.68
Total	192	$88,586,571	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
621 - 640	14	$3,855,661	4.35%	275,404	6.642	357	631	74.50
641 - 660	22	9,282,505	10.48	421,932	6.730	359	651	72.84
661 - 680	28	14,289,697	16.13	510,346	6.293	358	670	75.78
681 - 700	28	12,274,380	13.86	438,371	6.594	359	692	74.47
701 - 720	20	12,239,256	13.82	611,963	6.687	358	707	73.21
721 - 740	18	7,396,276	8.35	410,904	6.676	359	730	71.55
741 - 760	18	8,778,793	9.91	487,711	6.500	358	750	74.18
761 - 780	16	6,911,257	7.80	431,954	6.362	359	772	73.25
781 - 800	17	8,113,266	9.16	477,251	6.158	359	790	70.16
801 - 820	7	4,261,283	4.81	608,755	6.448	359	806	68.12
Unknown	4	1,184,198	1.34	296,050	7.185	354	N/A	77.26
Total	192	$88,586,571	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 4 was approximately 713.

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	120	$58,025,021	65.50%	483,542	6.578	359	713	72.70
12	37	19,649,753	22.18	531,074	6.370	359	719	74.62
36	19	6,434,167	7.26	338,640	6.434	358	713	72.08
60	16	4,477,630	5.05	279,852	6.455	358	700	77.17
Total	192	$88,586,571	100.00%

Months to Initial Adjustment Date

Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
74	2	$793,888	0.90%	396,944	5.875	350	670	79.24
76	1	82,655	0.09	82,655	6.125	352	795	48.56
77	4	1,420,603	1.60	355,151	7.380	353	751	82.90
78	7	2,538,673	2.87	362,668	6.211	354	679	73.11
79	10	2,820,281	3.18	282,028	6.601	355	713	75.17
80	7	1,560,429	1.76	222,918	6.796	356	721	73.39
81	23	6,438,913	7.27	279,953	6.671	357	673	73.34
82	39	20,667,031	23.33	529,924	6.302	358	711	72.80
83	39	18,441,512	20.82	472,859	6.440	359	733	69.03
84	60	33,822,585	38.18	563,710	6.639	360	714	75.32
Total	192	$88,586,571	100.00%

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	190	$87,797,770	99.11%	462,094	6.507	359	713	73.11
3.001 - 4.000	2	788,801	0.89	394,401	7.438	355	735	94.97
Total	192	$88,586,571	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 4 was approximately 2.287%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
10.001 - 11.000	39	$19,556,644	22.08%	501,452	5.800	358	723	74.51
11.001 - 12.000	118	55,820,751	63.01	473,057	6.556	359	712	71.95
12.001 - 13.000	31	11,320,612	12.78	365,181	7.258	358	703	76.98
13.001 - 14.000	4	1,888,564	2.13	472,141	8.249	360	696	78.79
Total	192	$88,586,571	100.00%

Initial Adjustment Dates

Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
March 2013	2	$793,888	0.90%	396,944	5.875	350	670	79.24
May 2013	1	82,655	0.09	82,655	6.125	352	795	48.56
June 2013	4	1,420,603	1.60	355,151	7.380	353	751	82.90
July 2013	7	2,538,673	2.87	362,668	6.211	354	679	73.11
August 2013	10	2,820,281	3.18	282,028	6.601	355	713	75.17
September 2013	7	1,560,429	1.76	222,918	6.796	356	721	73.39
October 2013	23	6,438,913	7.27	279,953	6.671	357	673	73.34
November 2013	39	20,667,031	23.33	529,924	6.302	358	711	72.80
December 2013	39	18,441,512	20.82	472,859	6.440	359	733	69.03
January 2014	55	30,962,985	34.95	562,963	6.636	360	715	75.27
February 2014	5	2,859,600	3.23	571,920	6.670	360	709	75.91
Total	192	$88,586,571	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2.001 - 3.000	189	$87,467,928	98.74%	462,793	6.505	359	713	73.03
3.001 - 4.000	3	1,118,644	1.26	372,881	7.272	355	742	94.91
Total	192	$88,586,571	100.00%

Initial Periodic Rate Caps

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
3.000	1	$272,000	0.31%	272,000	6.250	359	789	74.52
5.000	180	85,192,618	96.17	473,292	6.507	359	713	73.25
6.000	11	3,121,953	3.52	283,814	6.756	358	719	74.75
Total	192	$88,586,571	100.00%

Subsequent Periodic Rate Caps

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.000	9	$2,092,745	2.36%	232,527	6.669	357	705	73.92
2.000	183	86,493,826	97.64	472,644	6.511	359	714	73.29
Total	192	$88,586,571	100.00%

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	46	$15,925,422	17.98%	346,205	6.444	358	704	72.57
60	1	292,500	0.33	292,500	5.990	355	782	65.00
84	39	17,480,989	19.73	448,230	6.555	358	710	74.45
120	106	54,887,660	61.96	517,808	6.526	359	717	73.20
Total	192	$88,586,571	100.00%

LOAN GROUP 5

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
10/1 One-Year CMT	2	$395,514	0.47%	197,757	6.375	356	735	80.00
10/1 One-Year CMT - Interest Only	2	572,352	0.67	286,176	5.735	357	716	80.00
10/20 Six-Month LIBOR	5	1,618,564	1.91	323,713	7.130	358	740	74.44
10/20 Six-Month LIBOR - Interest Only	11	5,025,728	5.92	456,884	6.781	357	751	71.69
10/1 One-Year LIBOR	15	7,037,833	8.29	469,189	6.502	359	707	67.90
10/1 One-Year LIBOR - Interest Only	128	70,252,755	82.74	548,850	6.573	359	712	72.37
Total	163	$84,902,747	100.00%

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 - 100,000.00	4	$288,155	0.34%	72,039	6.630	359	676	59.59
100,000.01 - 150,000.00	5	637,371	0.75	127,474	6.721	357	682	73.98
150,000.01 - 200,000.00	10	1,771,411	2.09	177,141	6.531	358	694	65.06
200,000.01 - 250,000.00	12	2,806,909	3.31	233,909	6.631	357	720	64.82
250,000.01 - 300,000.00	11	3,051,815	3.59	277,438	6.473	358	710	66.79
300,000.01 - 350,000.00	13	4,298,434	5.06	330,649	6.622	357	716	73.89
350,000.01 - 400,000.00	10	3,816,058	4.49	381,606	6.623	358	682	77.19
400,000.01 - 450,000.00	16	6,962,992	8.20	435,187	6.771	359	708	73.23
450,000.01 - 500,000.00	20	9,523,350	11.22	476,168	6.445	359	699	78.01
500,000.01 - 550,000.00	11	5,917,745	6.97	537,977	6.645	359	704	71.77
550,000.01 - 600,000.00	8	4,630,000	5.45	578,750	6.786	360	713	78.11
600,000.01 - 650,000.00	10	6,275,458	7.39	627,546	6.402	360	737	73.56
750,000.01 - 1,000,000.00	23	19,653,772	23.15	854,512	6.372	359	712	71.42
1,000,000.01 - 1,500,000.00	8	9,984,278	11.76	1,248,035	6.609	360	764	66.15
Greater than 2,000,000.00	2	5,285,000	6.22	2,642,500	7.276	358	684	71.54
Total	163	$84,902,747	100.00%

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 5 was approximately $520,876.

Original Principal Balances

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 - 100,000.00	4	$288,155	0.34%	72,039	6.630	359	676	59.59
100,000.01 - 150,000.00	5	637,371	0.75	127,474	6.721	357	682	73.98
150,000.01 - 200,000.00	10	1,771,411	2.09	177,141	6.531	358	694	65.06
200,000.01 - 250,000.00	12	2,806,909	3.31	233,909	6.631	357	720	64.82
250,000.01 - 300,000.00	11	3,051,815	3.59	277,438	6.473	358	710	66.79
300,000.01 - 350,000.00	13	4,298,434	5.06	330,649	6.622	357	716	73.89
350,000.01 - 400,000.00	9	3,417,352	4.03	379,706	6.623	358	679	77.21
400,000.01 - 450,000.00	17	7,361,699	8.67	433,041	6.763	359	708	73.43
450,000.01 - 500,000.00	20	9,523,350	11.22	476,168	6.445	359	699	78.01
500,000.01 - 550,000.00	11	5,917,745	6.97	537,977	6.645	359	704	71.77
550,000.01 - 600,000.00	8	4,630,000	5.45	578,750	6.786	360	713	78.11
600,000.01 - 650,000.00	10	6,275,458	7.39	627,546	6.402	360	737	73.56
750,000.01 - 1,000,000.00	23	19,653,772	23.15	854,512	6.372	359	712	71.42
1,000,000.01 - 1,500,000.00	8	9,984,278	11.76	1,248,035	6.609	360	764	66.15
Greater than 2,000,000.00	2	5,285,000	6.22	2,642,500	7.276	358	684	71.54
Total	163	$84,902,747	100.00%

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Alabama	1	$243,507	0.29%	243,507	7.125	359		54.90
Arizona	6	1,589,359	1.87	264,893	6.669	358	704	75.39
California	97	57,421,474	67.63	591,974	6.487	359	721	70.50
Colorado	5	1,070,935	1.26	214,187	6.408	358	731	77.92
Connecticut	1	624,000	0.73	624,000	6.250	360	687	80.00
Florida	11	3,627,477	4.27	329,771	6.528	358	712	72.68
Georgia	2	318,254	0.37	159,127	7.127	359	674	80.00
Hawaii	3	2,138,000	2.52	712,667	6.256	360	759	76.27
Idaho	2	539,000	0.63	269,500	6.500	358	703	70.00
Illinois	2	771,955	0.91	385,978	6.541	359	690	80.00
Indiana	1	90,000	0.11	90,000	6.125	360	687	75.63
Kansas	1	167,400	0.20	167,400	7.125	360	654	90.00
Maryland	2	823,600	0.97	411,800	6.675	359	712	74.56
Massachusetts	4	1,632,753	1.92	408,188	6.493	358	684	72.76
Nevada	2	3,695,000	4.35	1,847,500	7.894	355	685	78.68
New Jersey	2	1,135,000	1.34	567,500	6.559	360	638	70.95
New York	2	1,331,049	1.57	665,524	7.201	357	750	77.99
North Carolina	1	848,175	1.00	848,175	6.125	359	677	77.18
Oregon	1	908,467	1.07	908,467	6.875	358	662	70.00
Pennsylvania	2	879,976	1.04	439,988	6.750	359	699	71.43
South Carolina	1	246,752	0.29	246,752	6.375	357	678	80.00
Utah	2	1,047,400	1.23	523,700	6.750	359	712	76.06
Virginia	1	495,993	0.58	495,993	5.875	359	630	80.00
Washington	11	3,257,221	3.84	296,111	6.921	358	712	75.42
Total	163	$84,902,747	100.00%

(1)	As of the cut-off date, no more than approximately 3.20% of the Mortgage Loans in loan group 5 were secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 - 50.00	10	$2,914,117	3.43%	291,412	6.185	359	737	41.37
50.01 - 55.00	9	4,938,404	5.82	548,712	6.438	359	733	51.19
55.01 - 60.00	8	5,132,391	6.05	641,549	6.162	360	708	56.31
60.01 - 65.00	14	7,393,008	8.71	528,072	6.439	359	695	62.82
65.01 - 70.00	12	7,915,775	9.32	659,648	6.455	359	729	69.72
70.01 - 75.00	19	11,915,374	14.03	627,125	6.695	359	706	73.53
75.01 - 80.00	88	43,945,267	51.76	499,378	6.696	359	715	79.60
85.01 - 90.00	3	748,410	0.88	249,470	6.420	358	704	90.00
Total	163	$84,902,747	100.00%

(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 5 was approximately 72.09%.

(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 5 that may exist at the time of origination.

Combined Loan-to-Value Ratios(1)

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 -50.00	10	$2,914,117	3.43%	291,412	6.185	359	737	41.37
50.01 -55.00	8	3,753,404	4.42	469,175	6.378	359	734	51.43
55.01 -60.00	5	1,881,759	2.22	376,352	6.104	359	686	56.81
60.01 -65.00	14	7,952,952	9.37	568,068	6.405	359	693	61.91
65.01 -70.00	13	8,292,364	9.77	637,874	6.397	359	726	67.94
70.01 -75.00	17	10,747,325	12.66	632,196	6.667	359	698	73.62
75.01 -80.00	44	23,105,829	27.21	525,132	6.556	359	713	77.75
80.01 -85.00	5	2,907,000	3.42	581,400	6.423	360	725	77.71
85.01 -90.00	15	10,078,559	11.87	671,904	6.964	358	716	76.77
90.01 -95.00	7	2,356,472	2.78	336,639	7.118	359	703	79.87
95.01 -100.00	24	10,822,964	12.75	450,957	6.674	359	732	79.62
100.01 -105.00	1	90,000	0.11	90,000	6.125	360	687	75.63
Total	163	$84,902,747	100.00%

(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of “Combined Loan-to-Value Ratio” under the heading “The Mortgage Pool” in this prospectus supplement.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.001 - 5.500	5	$1,960,193	2.31%	392,039	5.366	359	743	72.04
5.501 - 6.000	16	6,928,252	8.16	433,016	5.870	359	691	70.69
6.001 - 6.500	62	38,012,050	44.77	613,098	6.319	359	723	69.25
6.501 - 7.000	58	27,321,505	32.18	471,060	6.780	359	708	74.51
7.001 - 7.500	18	5,902,971	6.95	327,943	7.280	357	692	75.43
7.501 - 8.000	1	1,037,000	1.22	1,037,000	8.000	360	789	74.07
8.001 - 8.500	2	3,320,000	3.91	1,660,000	8.193	357	705	80.00
9.001 - 9.500	1	420,775	0.50	420,775	9.250	359	772	80.00
Total	163	$84,902,747	100.00%

(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 5 was approximately 6.584% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 5 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.581% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	87	$42,671,932	50.26%	490,482	6.612	359	701	71.33
Planned Unit Development	42	25,099,413	29.56	597,605	6.572	359	720	73.16
Low-rise Condominium	16	7,902,665	9.31	493,917	6.427	359	756	71.86
2-4 Family Residence	16	7,941,537	9.35	496,346	6.597	359	727	71.72
High-rise Condominium	2	1,287,200	1.52	643,600	6.761	358	754	80.00
Total	163	$84,902,747	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	55	$26,976,803	31.77%	490,487	6.688	358	716	78.88
Refinance (Cash-Out)	79	40,403,599	47.59	511,438	6.471	359	704	67.21
Refinance (Rate/Term)	29	17,522,344	20.64	604,219	6.684	359	735	72.86
Total	163	$84,902,747	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	126	$68,396,661	80.56%	542,831	6.587	359	711	72.35
Investment Property	32	12,990,134	15.30	405,942	6.673	358	725	71.29
Secondary Residence	5	3,515,952	4.14	703,190	6.199	360	740	69.82
Total	163	$84,902,747	100.00%

(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	61	$41,413,471	48.78%	678,909	6.449	360	714	71.58
359	30	13,473,818	15.87	449,127	6.517	359	728	70.09
358	45	17,908,441	21.09	397,965	6.692	358	712	72.14
357	13	4,693,295	5.53	361,023	6.396	357	700	78.87
356	9	4,794,959	5.65	532,773	7.541	356	716	75.85
355	2	1,149,663	1.35	574,832	6.690	355	706	63.84
354	1	154,098	0.18	154,098	6.375	354	679	80.00
352	1	975,000	1.15	975,000	7.250	352	618	75.00
349	1	340,000	0.40	340,000	6.875	349	757	80.00
Total	163	$84,902,747	100.00%

(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 5 was approximately 359 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	101	$60,343,840	71.07%	597,464	6.623	359	713	72.56
Full/Alternative	31	13,505,215	15.91	435,652	6.456	358	724	73.86
Preferred	3	782,000	0.92	260,667	6.236	358	737	44.04
No Income/No Asset	8	2,800,034	3.30	350,004	6.563	358	709	67.11
No Ratio	10	3,840,897	4.52	384,090	6.845	358	728	72.76
Stated Income/Stated Asset	5	2,579,532	3.04	515,906	6.214	359	690	71.25
Streamlined	5	1,051,229	1.24	210,246	6.271	358	688	55.74
Total	163	$84,902,747	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
601 - 620	4	$1,852,828	2.18%	463,207	7.050	355	614	75.12
621 - 640	7	2,790,559	3.29	398,651	6.518	359	631	75.23
641 - 660	14	7,787,223	9.17	556,230	6.359	360	652	67.48
661 - 680	23	11,285,509	13.29	490,674	6.407	359	670	73.50
681 - 700	24	10,993,808	12.95	458,075	6.661	359	690	71.77
701 - 720	28	13,376,124	15.75	477,719	6.858	358	710	74.59
721 - 740	15	8,455,532	9.96	563,702	6.649	359	731	72.61
741 - 760	13	8,288,782	9.76	637,599	6.515	359	753	76.66
761 - 780	15	8,986,852	10.58	599,123	6.486	359	769	67.79
781 - 800	12	7,439,550	8.76	619,962	6.624	359	789	71.20
801 - 820	5	2,546,473	3.00	509,295	6.085	360	804	63.50
Unknown	3	1,099,507	1.30	366,502	6.973	358	N/A	72.41
Total	163	$84,902,747	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 5 was approximately 714.

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	103	$54,561,835	64.26%	529,727	6.662	359	719	73.11
6	3	1,756,597	2.07	585,532	6.713	358	761	76.81
7	1	382,205	0.45	382,205	6.750	357	783	80.00
12	22	15,325,596	18.05	696,618	6.339	360	698	67.89
36	23	7,597,587	8.95	330,330	6.596	358	698	71.72
60	11	5,278,927	6.22	479,902	6.418	360	713	72.05
Total	163	$84,902,747	100.00%

Months to Initial Adjustment Date

Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
109	1	$340,000	0.40%	340,000	6.875	349	757	80.00
112	1	975,000	1.15	975,000	7.250	352	618	75.00
114	1	154,098	0.18	154,098	6.375	354	679	80.00
115	2	1,149,663	1.35	574,832	6.690	355	706	63.84
116	9	4,794,959	5.65	532,773	7.541	356	716	75.85
117	13	4,693,295	5.53	361,023	6.396	357	700	78.87
118	45	17,908,441	21.09	397,965	6.692	358	712	72.14
119	30	13,473,818	15.87	449,127	6.517	359	728	70.09
120	61	41,413,471	48.78	678,909	6.449	360	714	71.58
Total	163	$84,902,747	100.00%

Gross Margins(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.001 - 2.000	1	$1,312,500	1.55%	1,312,500	6.500	358	770	70.00
2.001 - 3.000	162	83,590,247	98.45	515,989	6.585	359	713	72.12
Total	163	$84,902,747	100.00%

(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 5 was approximately 2.260%.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
10.001 - 11.000	21	$8,888,445	10.47%	423,259	5.759	359	703	70.99
11.001 - 12.000	109	61,298,180	72.20	562,369	6.500	359	715	71.37
12.001 - 13.000	23	8,986,930	10.58	390,736	7.081	357	719	74.64
13.001 - 14.000	9	5,308,417	6.25	589,824	7.885	357	716	77.23
14.001 - 15.000	1	420,775	0.50	420,775	9.250	359	772	80.00
Total	163	$84,902,747	100.00%

Initial Adjustment Dates

Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
February 2016	1	$340,000	0.40%	340,000	6.875	349	757	80.00
March 2016	1	975,000	1.15	975,000	7.250	352	618	75.00
July 2016	1	154,098	0.18	154,098	6.375	354	679	80.00
August 2016	2	1,149,663	1.35	574,832	6.690	355	706	63.84
September 2016	9	4,794,959	5.65	532,773	7.541	356	716	75.85
October 2016	13	4,693,295	5.53	361,023	6.396	357	700	78.87
November 2016	45	17,908,441	21.09	397,965	6.692	358	712	72.14
December 2016	30	13,473,818	15.87	449,127	6.517	359	728	70.09
January 2017	51	36,317,371	42.78	712,105	6.436	360	711	71.24
February 2017	10	5,096,100	6.00	509,610	6.543	360	736	74.00
Total	163	$84,902,747	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.001 - 2.000	1	$1,312,500	1.55%	1,312,500	6.500	358	770	70.00
2.001 - 3.000	162	83,590,247	98.45	515,989	6.585	359	713	72.12
Total	163	$84,902,747	100.00%

Initial Periodic Rate Caps

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.000	146	$79,110,954	93.18%	541,856	6.558	359	712	72.02
6.000	17	5,791,792	6.82	340,694	6.937	357	743	73.06
Total	163	$84,902,747	100.00%

Subsequent Periodic Rate Caps

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.000	1	$1,312,500	1.55%	1,312,500	6.500	358	770	70.00
2.000	162	83,590,247	98.45	515,989	6.585	359	713	72.12
Total	163	$84,902,747	100.00%

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans in Loan Group 5	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	22	$9,051,911	10.66%	411,451	6.609	359	714	69.60
120	141	75,850,836	89.34	537,949	6.581	359	714	72.38
Total	163	$84,902,747	100.00%

Servicing of Mortgage Loans

Servicing Compensation and Payment of Expenses

The “Expense Fee Rate” is the per annum rate at which the expense fees accrue on the principal balance of each Mortgage Loan. The expense fees consist of

•	the master servicing fee payable to the master servicer in respect of its servicing activities (the “Master Servicing Fee”),

•	fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement, and

•	lender paid mortgage insurance premiums, if any.

The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan. The total expense fee rate will vary from Mortgage Loan to Mortgage Loan. As of the cut-off date, the weighted average Expense Fee Rate for the Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

	Weighted Average Expense Fee Rate for the Mortgage Loans in the related Loan Group on and before any related initial Adjustment Date (1)	Weighted Average Expense Fee Rate for the Mortgage Loans in the related Loan Group after all related initial Adjustment Dates (1)
Loan Group 1	0.370%	0.385%
Loan Group 2	0.282%	0.388%
Loan Group 3	0.291%	0.399%
Loan Group 4	0.233%	0.343%
Loan Group 5	0.251%	0.387%

___________
(1) Assuming no prepayments.

In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to all or a portion of the Master Servicing Fee. The Master Servicing Fee accrues on the principal balance of each Mortgage Loan at the Master Servicing Fee Rate. As of the cut-off date, the weighted average “Master Servicing Fee Rate” for all Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

	Weighted Average Master Servicing Fee Rate for the Mortgage Loans in the related Loan Group on and before any related initial Adjustment Date (1)	Weighted Average Master Servicing Fee Rate for the Mortgage Loans in the related Loan Group after all related initial Adjustment Dates (1)
Loan Group 1	0.345%	0.360%
Loan Group 2	0.259%	0.365%
Loan Group 3	0.264%	0.371%
Loan Group 4	0.209%	0.318%
Loan Group 5	0.239%	0.375%

________
(1) Assuming no prepayments.

The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under “—Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans” in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on principal prepayments received during that portion of a Prepayment Period from the Due Date in the month of a Distribution Date to the end of the related Prepayment Period (“prepayment interest excess”), all late payment fees, prepayment charges, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under “Description of the Certificates—Fees and Expenses”.

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Except with respect to the month of the cut-off date, principal prepayments by borrowers received by the master servicer from the first day through the fifteenth day of a calendar month will be distributed to certificateholders on the Distribution Date in the same month in which the prepayments are received and, accordingly, no shortfall in the amount of interest to be distributed to certificateholders with respect to prepaid Mortgage Loans results. Conversely, principal prepayments by borrowers received by the master servicer from the sixteenth day (or, in the case of the first Distribution Date, from January 1, 2007) through the last day of a calendar month will be distributed in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Such a shortfall is referred to as a “prepayment interest shortfall.” Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by the aggregate amount of prepayment interest shortfalls for the Mortgage Loans for the related Distribution Date, subject to a limit equal to one-half of the Master Servicing Fee for that Distribution Date (the “Compensating Interest”). If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to certificateholders will be reduced by the amount of the excess. See “Description of the Certificates—Interest ” in this free writing prospectus.

Certain Modifications and Refinancings

Countrywide Home Loans, without approval from the Rating Agencies, will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and borrowers request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

Description of the Certificates

General

The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

The Mortgage Pass-Through Certificates, Series 2007-HYB1 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-IO, Class 2-A-1, Class 2-A-IO, Class 3-A-1, Class 3-A-IO, Class 2-3-A2, Class 4-A-1, Class 4-A-2, Class 4-A-IO, Class 5-A-1, Class 5-A-2, Class 5-A-IO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. Only the classes of certificates described herein are offered by this free writing prospectus (the “offered certificates”). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

When describing the certificates in this free writing prospectus, we use the following terms:

Designation	Classes of Certificates
Senior Certificates
Class 1-A-1, Class 1-A-2, Class 1-A-IO, Class 2-A-1, Class 2-A-IO, Class 3-A-1, Class 3-A-IO, Class 2-3-A2, Class 4-A-1, Class 4-A-2, Class 4 A-IO, Class 5-A-1, Class 5-A-2, Class 5-A-IO and Class A-R Certificates

Subordinated Certificates	Class M and Class B Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
Notional Amount Certificates	Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates
Offered Certificates	Senior Certificates, Class M, Class B-1 and Class B-2 Certificates
Private Certificates	Class B-3, Class B-4 and Class B-5 Certificates

The certificates are generally referred to as the following types:
Class	Type
Class 1-A-1 Certificates	Super Senior/Variable Pass-Through Rate
Class 1-A-2 Certificates	Senior Support/Variable Pass-Through Rate
Class 1-A-IO Certificates	Senior/Interest-Only/Notional Amount/Variable Pass-Through Rate/ Component
Class 2-A-1 Certificates	Super Senior/Variable Pass-Through Rate
Class 2-A-IO Certificates	Senior/Interest-Only/Notional Amount/Variable Pass-Through Rate/ Component
Class 3-A-1 Certificates	Super Senior/Variable Pass-Through Rate
Class 3-A-IO Certificates	Senior/Interest-Only/Notional Amount/Variable Pass-Through Rate/ Component
Class 2-3-A2 Certificates	Senior Support/Variable Pass-Through Rate/Component
Class 4-A-1 Certificates	Super Senior/Variable Pass-Through Rate
Class 4-A-2 Certificates	Senior Support/Variable Pass-Through Rate
Class 4-A-IO Certificates	Senior/Interest-Only/Notional Amount/Variable Pass-Through Rate/ Component
Class 5-A-1 Certificates	Super Senior/Variable Pass-Through Rate
Class 5-A-2 Certificates	Senior Support/Variable Pass-Through Rate
Class 5-A-IO Certificates	Senior/Interest-Only/Notional Amount/Variable Pass-Through Rate/ Component
Class A-R Certificates	Senior/Variable Pass-Through Rate/Residual
Subordinated Certificates	Subordinate/Variable-Pass Through Rate

The senior certificates (other than the Notional Amount Certificates) will have an initial aggregate Class Certificate Balance of approximately $589,516,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 92.60% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

Class of Subordinated Certificates	Initial Beneficial Ownership Interest
Class M	2.65%
Class B-1	1.70%
Class B-2	1.05%
Class B-3	0.85%
Class B-4	0.70%
Class B-5	0.45%

The initial Class Certificate Balances and initial Notional Amounts of the certificates may vary in the aggregate by plus or minus 5%.

Calculation of Class Certificate Balance

The “Class Certificate Balance” of any class of certificates (other than the Notional Amount Certificates) as of any date is the initial Class Certificate Balance of the class reduced by the sum of

•	all amounts previously distributed to holders of certificates of the class as payments of principal, and

•	the amount of Realized Losses allocated to the class or its P&I Components;

provided, however, that the Class Certificate Balances of the classes to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries for a loan group distributed as principal to any related class of certificates (or its related P&I Components), but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates or the Component Principal Balances of the related P&I Components of that class of certificates.

In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that Due Date).

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the Mortgage Loans.

Senior Certificate Groups

The Class 1-A-1, Class 1-A-2, Class 1-A-IO and Class A-R Certificates relate to loan group 1; the Class 2-A-1 and Class 2-A-IO Certificates and the Class 2-A-2 P&I Component relate to loan group 2; the Class 3-A-1 and Class 3-A-IO Certificates and the Class 3-A-2 P&I Component relate to loan group 3; the Class 4-A-1, Class 4-A-2 and Class 4-A-IO Certificates relate to loan group 4; and the Class 5-A-1, Class 5-A-2 and Class 5-A-IO Certificates relate to loan group 5. The classes of senior certificates related to a particular loan group are referred to as a “senior certificate group.”

Component Classes

The Class 2-3-A2 Certificates are comprised of the Class 2-A-2 P&I Component and the Class 3-A-2 P&I Component (referred to in this free writing prospectus as the “P&I Components”) having the initial Component Principal Balances set forth below:

Designation	Initial Component Principal Balance
Class 2-A-2 P&I Component	$26,052,000
Class 3-A-2 P&I Component	$10,099,000

The “Component Principal Balance” with respect to any P&I Component as of any Distribution Date is the initial Component Principal Balance thereof on the closing date, reduced by all principal amounts applied, and losses allocated, in reduction of the Component Principal Balance of such P&I Component on all previous Distribution Dates.

The Class Certificate Balance of the Class 2-3-A2 Certificates on any Distribution Date will equal the aggregate Component Principal Balance on that Distribution Date of the P&I Components described above. The P&I Components comprising the Class 2-3-A2 Certificates will not be separately transferable from such class of certificates.

Subordinated Portions

A portion of each loan group is related to the subordinated certificates (each, a “Subordinated Portion”). The principal balance of each Subordinated Portion (the “Subordinated Portion Balance”) for any Distribution Date will be equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), over the aggregate Class Certificate Balance of the related senior certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date.

Notional Amount Certificates

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates are sometimes referred to in this free writing prospectus as the “Notional Amount Certificates.”  Solely for purposes of determining distributions, each class of Notional Amount Certificates will be comprised of the notional amount interest only components (each, a “Notional Component”) shown in the following table:

Class	Notional Components
Class 1-A-IO Certificates	Class 1-A-1 IO and Class 1-A-2 IO Components
Class 2-A-IO Certificates	Class 2-A-1 IO and Class 2-A-2 IO Components
Class 3-A-IO Certificates	Class 3-A-1 IO and Class 3-A-2 IO Components
Class 4-A-IO Certificates	Class 4-A-1 IO and Class 4-A-2 IO Components
Class 5-A-IO Certificates	Class 5-A-1 IO and Class 5-A-2 IO Components

The “Component Notional Amount” of each Notional Component will be equal to

•
for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance or Component Principal Balance as of such date of the class of Certificates (or P&I Component, in the case of the Class 2-A-2 IO and Class 3-A-2 IO Components) with the same alpha-numeric designation as such Component, and

•	for any date after the last day of that interest accrual period, $0.

As of the closing date, the initial Component Notional Amounts of the Notional Components will be the Class Certificate Balance as of the closing date of the class of Certificates or P&I Component with the same alpha-numeric designation as such Notional Component.

The “Notional Amount” of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates will be equal to

•
for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the sum of the Component Notional Amounts for the related Notional Components as of such date, and

•	for any date after the last day of that interest accrual period, $0.

The “Weighted Average Roll Date” for loan group 1, 2, 3, 4 and 5 and each related class or Notional Component of Notional Amount Certificates is the Distribution Date in the month set forth below:

Loan Group	Weighted Average Roll Date
1	December 2009
2	December 2011
3	November 2011
4	November 2013
5	December 2016

As of the closing date, the initial Notional Amounts of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates will be approximately $67,356,000, $ 260,521,000, $100,988,000, $82,031,000 and $78,620,000, respectively, subject to the permitted variance described in this free writing prospectus.

Book-Entry Certificates; Denominations

The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof. The depositor has been informed by the depository that its nominee will be CEDE & Co. (“CEDE”). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under “Description of the Securities—Book-Entry Registration of Securities,” no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

For a description of the procedures generally applicable to the book-entry certificates, see “Description of the Securities —Book-Entry Registration of Securities” in the prospectus.

Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

Certificate Account. On or before the closing date, the master servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

•	all payments on account of principal on the Mortgage Loans, including principal prepayments;

•
all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee (as adjusted by Compensating Interest payments), any lender paid mortgage insurance premiums and any prepayment interest excess;

•
all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•	any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

•	any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

•	all Substitution Adjustment Amounts; and

•	all Advances made by the master servicer.

Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see “Risk Factors—Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities” in the prospectus.

The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

•
to pay to the master servicer the Master Servicing Fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under “Servicing of Mortgage Loans—Servicing Compensation and Payment of Expenses”;

•
to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

•
to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer’s certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

•	to reimburse the master servicer for insured expenses from the related insurance proceeds;

•
to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, “Servicing Advances”), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

•
to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

•	to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

•	to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

•
to withdraw an amount equal to the sum of (a) the related Available Funds and (b) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

•	to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the “Distribution Account”). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

•	the aggregate amount remitted by the master servicer to the trustee; and

•	any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under “—Priority of Distributions Among Certificates” and may from time to time make withdrawals from the Distribution Account:

•	to pay the Trustee Fee to the trustee;

•	to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

•
to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

•	to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. See “—Reports to Certificateholders” in this free writing prospectus. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer’s own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency
Fees
Master Servicing Fee / Master Servicer	One-twelfth of the Stated Principal Balance of each Mortgage Loan multiplied by the related Master Servicing Fee Rate for that Mortgage Loan (3)	Compensation	Amounts on deposit in the Certificate Account representing payments of interest and application of liquidation proceeds with respect to that Mortgage Loan	Monthly

Additional Servicing Compensation / Master Servicer	• All prepayment interest excess, late payment fees, assumption fees and other similar charges (including prepayment charges)	Compensation	Payments made by obligors with respect to the Mortgage Loans	Time to time

	• All investment income earned on amounts on deposit in the Certificate Account and Distribution Account	Compensation	Investment income related to the Certificate Account and the Distribution Account	Monthly

	• Excess Proceeds (4)	Compensation	Liquidation proceeds and Subsequent Recoveries	Time to time

Trustee Fee (the “Trustee Fee”) / Trustee	One-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the outstanding Mortgage Loans (5)	Compensation	Amounts on deposit in the Certificate Account or the Distribution Account	Monthly

Expenses
Insured expenses / Master Servicer	Expenses incurred by the master servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the Mortgage Loan	Time to time

Servicing Advances / Master Servicer	To the extent of funds available, the amount of any Servicing Advances	Reimbursement of Expenses
With respect to each Mortgage Loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan (6)
Time to time

Indemnification expenses / the sellers, the master servicer and the depositor	Amounts for which the sellers, the master servicer and depositor are entitled to indemnification (7)	Indemnification	Amounts on deposit on the Certificate Account	Monthly

__________
(1)
If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2)
Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)
The Master Servicing Fee Rate varies from Mortgage Loan to Mortgage Loan. Information regarding the weighted average Master Servicing Fee Rate with respect to each of the loan groups can be found under “Servicing of Mortgage Loans—Servicing Compensation and Payment of Expenses” in this free writing prospectus. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under “Servicing of Mortgage Loans—Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans.”

(4)
“Excess Proceeds” with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)	The “Trustee Fee Rate” is equal to 0.009% per annum.

(6)
Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7)	Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions

Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in February 2007 (each, a “Distribution Date”), to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month of the Distribution Date.

Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Notional Amount Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such other loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for the Distribution Date, in each case after giving effect to distributions on all classes of senior certificates and P&I Components in the following order of priority:

•
to interest on each interest-bearing class or P&I Component of senior certificates relating to each loan group, concurrently and on a pro rata basis, based on their respective interest distribution amounts;

•
to principal of the classes or P&I Components of senior certificates relating to each loan group (other than the Notional Amount Certificates) then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under “Description of the Certificates—Principal,” in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes or P&I Components on the Distribution Date;

•
to interest on and principal, as applicable, of the classes or P&I Components of the senior certificates not relating to that loan group (other than, in the case of principal, the Notional Amount Certificates) in the manner, order and priority described in this free writing prospectus under “Description of the Certificates—Principal—Transfer Payments;”

•
from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth in this free writing prospectus under “Description of the Certificates—Interest” and “—Principal;” and

•	from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

“Available Funds” for a loan group for any Distribution Date will be equal to the sum of

•
all scheduled installments of interest (net of the related expense fees, including premiums in respect of lender paid mortgage insurance) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

•
all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid with the prepayments, other than certain excess amounts, and Compensating Interest; and

•
amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

minus

•
amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

plus

•	Transfer Payments Received for such loan group and Distribution Date;

minus

•	Transfer Payments Made from such loan group for such Distribution Date.

Interest

Pass-Through Rates. The classes of offered certificates will have the respective pass-through rates (each, a “pass-through rate”) described below.

The pass-through rate for each class of senior certificates (other than the Class 2-3-A2 Certificates, the Class A-R Certificates and the Notional Amount Certificates) for the interest accrual period for any Distribution Date will be a per annum rate equal to (x) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group, minus (y) the Component Rate of the Notional Component with the same alpha-numeric designation for the same interest accrual period. The pass-through rates for the interest accrual period related to the first Distribution Date are expected to be approximately as follows:

Class	Pass-Through Rate
Class 1-A-1	5.586821%
Class 1-A-2	5.688665%
Class 2-A-1	5.698581%
Class 3-A-1	5.670095%
Class 4-A-1	5.815270%
Class 4-A-2	5.992776%
Class 5-A-1	5.900000%
Class 5-A-2	6.000000%

Class 2-3-A2 Certificates

The pass-through rate for the Class 2-3-A2 Certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to the Class 2-3-A2 Weighted Average Component Rate. The pass-through rate for the Class 2-3-A2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.800613% per annum.

Class A-R Certificates

The pass-through rate for the Class A-R Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.003231% per annum.

Notional Amount Certificates

The pass-through rate for the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates for the interest accrual period for any Distribution Date

•
on or prior to the related Weighted Average Roll Date, will be the Group 1 Weighted Average Component Rate, the Group 2 Weighted Average Component Rate, the Group 3 Weighted Average Component Rate, the Group 4 Weighted Average Component Rate and the Group 5 Weighted Average Component Rate, respectively , and

•	thereafter, will be 0% per annum.

The pass-through rate for the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.406227%, 0.618367%, 0.601039%, 0.448718% and 0.422746% per annum, respectively.

Subordinated Certificates

The pass-through rate for each class of subordinated certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to

•
the sum of the following for each loan group: the product of (1) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (2) the related Subordinated Portion Balance immediately prior to that Distribution Date, divided by

•	the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

The pass-through rate for the subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.277210% per annum.

Definitions Related to Pass-Through Rate Calculations.

The “Adjusted Net Mortgage Rate” for a Mortgage Loan is the Mortgage Rate for such Mortgage Loan, minus the Expense Fee Rate for such Mortgage Loan.

The “Class 2-3-A2 Weighted Average Component Rate” for the interest accrual period for any Distribution Date will be a per annum rate equal to the average of the Component Rates of the Class 2-A-2 P&I Component and Class 3-A-2 P&I Component, weighted on the basis of their respective Component Principal Balances immediately prior to such Distribution Date.

The “Component Rate” for a Notional Component and the interest accrual period for any Distribution Date

•	on or prior to the related Weighted Average Roll Date will be a per annum rate equal to the applicable Component Rate set forth in the table below and

•	thereafter, will be 0% per annum.

Component	Component Rate
Class 1-A-1 IO	0.416410%
Class 1-A-2 IO	0.314566%
Class 2-A-1 IO	0.628570%
Class 2-A-2 IO	0.526538%
Class 3-A-1 IO	0.614091%
Class 3-A-2 IO	0.483573%
Class 4-A-1 IO	0.466468%
Class 4-A-2 IO	0.288962%
Class 5-A-1 IO	0.432746%
Class 5-A-2 IO	0.332746%

The “Component Rate” for the Class 2-A-2 P&I Component for the interest accrual period for any Distribution Date (i) on or prior to the Distribution Date in December 2011 will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2, minus 0.526538% and (ii) after the Distribution Date in December 2011 will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2.

The “Component Rate” for the Class 3-A-2 P&I Component for the interest accrual period for any Distribution Date (i) on or prior to the Distribution Date in November 2011 will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3, minus 0.483573% and (ii) after the Distribution Date in November 2011 will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3.

The “Group 1 Weighted Average Component Rate” for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 1-A-1 IO and Class 1-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

The “Group 2 Weighted Average Component Rate” for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 2-A-1 IO and Class 2-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

The “Group 3 Weighted Average Component Rate” for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 3-A-1 IO and Class 3-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

The “Group 4 Weighted Average Component Rate” for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 4-A-1 IO and Class 4-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

The “Group 5 Weighted Average Component Rate” for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 5-A-1 IO and Class 5-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

The “Weighted Average Adjusted Net Mortgage Rate” for a loan group and any Distribution Date means a per annum rate equal to the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

Interest Entitlement. Interest will accrue at the rate described in this free writing prospectus on the certificates on the basis of a 360-day year divided into twelve 30-day months. With respect to each Distribution Date, the “interest accrual period” for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days.

On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. The “Interest Distribution Amount” for any class and any Distribution Date will be equal to the sum of

•
interest at the applicable pass-through rate for the related interest accrual period on the related Class Certificate Balance or Notional Amount, as the case may be, as of the last day of the related interest accrual period, and

•
the sum of the amounts, if any, by which the amount described in the prior bullet point on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called “unpaid interest amounts”).

Allocation of Interest Shortfalls. The interest entitlement described above for each class of certificates (or the P&I Components thereof) for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates or any related P&I Components and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the “Net Interest Shortfall” is equal to the sum of:

•	any net prepayment interest shortfalls for that loan group and Distribution Date, and

•	the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates or P&I Components and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates or P&I Component would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive, based on each subordinated class’s share of the Subordinated Portion as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

With respect to any Distribution Date, a “net prepayment interest shortfall” for a loan group is the amount by which the aggregate prepayment interest shortfall experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that loan group and Distribution Date and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for such other loan groups.

A “prepayment interest shortfall” for any Mortgage Loan for any Distribution Date is the amount by which interest paid by the borrower in connection with a prepayment of principal on that Mortgage Loan during the period beginning on the first day of the related Prepayment Period and ending on the Due Date occurring in such Prepayment Period is less than one month’s interest at the related Mortgage Rate, net of the related Master Servicing Fee Rate, on the Stated Principal Balance of the Mortgage Loan.

A “Relief Act Reduction” is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See “Certain Legal Aspects of the Mortgage Loans—Servicemembers Civil Relief Act” in the prospectus.

A “Debt Service Reduction” is a modification of the terms of a Mortgage Loan resulting from a bankruptcy proceeding which reduced the amount of the monthly payment on the related Mortgage Loan. However, a modification will not be considered a Debt Service Reduction so long as the master servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the master servicer without giving effect to any Debt Service Reduction.

For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class’ pro rata share (based on their respective Class Certificate Balances) of the Subordinated Portion Balance for that loan group immediately prior to such Distribution Date; provided, however, on any Distribution Date after the fourth Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described in this free writing prospectus under “—Priority of Distributions Among Certificates” are not sufficient to make a full distribution of the interest entitlement on the certificates or P&I Components related to that loan group, interest will be distributed on each class or P&I Component of related certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class or P&I Component of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

General. On each Distribution Date, the Principal Amount for each loan group will be distributed first, as principal, as described above under “—Priority of Distributions Among Certificates,” with respect to the related classes or P&I Components of senior certificates (other than the Notional Amount Certificates) in an amount up to the Senior Principal Distribution Amount for such loan group and second, as principal of the subordinated certificates as a portion of the Subordinated Principal Distribution Amount.

The “Principal Amount” for any Distribution Date and loan group will equal the sum of:

•	all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

•
the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

•	the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

•
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

•
with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

•	all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

•	any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

plus

•	the principal portion of any Transfer Payments Received for such loan group and Distribution Date,

minus

•	the principal portion of any Transfer Payments Made for such loan group and Distribution Date.

Transfer Payments

Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the fourth Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from a loan group is distributed to the senior certificates related to one or more other loan groups according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that Due Date) (the “Undercollateralized Group”), then the following will occur:

•
the Available Funds in each other loan group that is not an Undercollateralized Group (each, an “Overcollateralized Group”) will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month’s interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

•
the portion of the Available Funds in respect of principal on the Mortgage Loans in each such Overcollateralized Group, after distributions of principal to the senior certificates of such Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that Due Date). If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates.

On each Distribution Date, the “Transfer Payment” for an Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the related senior certificates or P&I Components immediately prior to such Distribution Date for such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that Due Date), plus interest as described above. The Transfer Payment received by an Undercollateralized Group is referred to as a “Transfer Payment Received.” The Transfer Payment made by an Overcollateralized Group is referred to as a “Transfer Payment Made.”

All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates and P&I Components as follows:

•	with respect to loan group 1, sequentially, in the following order:

•	to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero, and

•	concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero;

•
with respect to loan group 2, concurrently, to the Class 2-A-1 Certificates and the Class 2-A-2 P&I Component, pro rata, based on the Class Certificate Balance and Component Principal Balance thereof, respectively, until the Class Certificate Balance and Component Principal Balance are reduced to zero;

•
with respect to loan group 3, concurrently, to the Class 3-A-1 Certificates and the Class 3-A-2 P&I Component, pro rata, based on the Class Certificate Balance and Component Principal Balance thereof, respectively, until the Class Certificate Balance and Component Principal Balance are reduced to zero;

•
with respect to loan group 4, concurrently to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; and

•
with respect to loan group 5, concurrently to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero.

“Prepayment Period” means with respect to any Distribution Date and Due Date, the period beginning on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from January 1, 2007) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

The “Senior Principal Distribution Amount” for any Distribution Date and loan group will equal the sum of

•	the related Senior Percentage of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

•	for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

•
the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date), and

•	the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

•	the related Senior Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and

•	the principal portion of any Transfer Payments Received for that loan group and Distribution Date;

provided, however, that on any Distribution Date after the fourth Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

“Stated Principal Balance” means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to:

•	the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower;

•	liquidation proceeds received through the end of the prior calendar month and allocable to principal;

•	prepayments of principal received through the last day of the related Prepayment Period; and

•	any Deficient Valuation previously applied to reduce the unpaid principal balance of the Mortgage Loan.

The Stated Principal Balance of a Liquidated Mortgage Loan is zero.

“Deficient Valuation” means for any Mortgage Loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

The “pool principal balance” as of any Due Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on such Due Date.

The “Senior Percentage” for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate Class Certificate Balance and the Component Principal Balance of the senior certificates or P&I Component (other than the Notional Amount Certificates) of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the fourth Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance and the Component Principal Balance of the senior certificates or P&I Component (other than the Notional Amount Certificates) of such remaining senior certificate group immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates (other than the Notional Amount Certificates) immediately before such Distribution Date.

For any Distribution Date on and prior to the fourth Senior Termination Date, the “Subordinated Percentage” for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the fourth Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

The “Subordinated Prepayment Percentage” for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

The “Senior Prepayment Percentage” of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses on the related Mortgage Loans, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows:

•	for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and

•	for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date;

provided, however, that if any Distribution Date the Senior Percentage of a senior certificate group exceeds the Senior Percentage of such senior certificate group as of the closing date, then the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will equal 100%.

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups:

•
the aggregate Stated Principal Balance of all Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the fourth Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (b) if such date is after the fourth Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates on the Distribution Date, is less than 50%, and

•	cumulative Realized Losses on all of the Mortgage Loans in each loan group do not exceed

•
commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the fourth Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, in each case as of the cut-off date or (ii) if such date is after the fourth Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the “original subordinate principal balance”),

•	commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

•	commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

•	commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

•	commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

Notwithstanding the preceding paragraphs, the Senior Prepayment Percentage for each loan group will decrease prior to the tenth anniversary of the first distribution date (and may be less than the amount set forth above) if the Two Times Test is satisfied. The “Two Times Test” will be satisfied and the Senior Prepayment Percentage for each loan group will be adjusted if:

•
on or before the Distribution Date in January 2010, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

•
after the Distribution Date in January 2010, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.

If the Two Times Test is satisfied as in the first bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the related Senior Percentage for that Distribution Date. If the Two Times Test is satisfied as in the second bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

The “Senior Termination Date” for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

The “Aggregate Subordinated Percentage” for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to such Due Date).

If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date, the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the “Restricted Classes”). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

For any Distribution Date and any class of subordinated certificates, the “Applicable Credit Support Percentage” is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

For any Distribution Date and any class of Subordinated Certificates, the “Original Applicable Credit Support Percentage” is equal to the Applicable Credit Support Percentage for the class on the date of issuance of the certificates.

The “Class Subordination Percentage” with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before the Distribution Date.

On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

	Initial Beneficial Interest in Issuing Entity	Initial Credit Enhancement Level	Original Applicable Credit Support Percentage
Senior Certificates	92.60%	7.40%	N/A
Class M	2.65%	4.75%	7.40%
Class B-1	1.70%	3.05%	4.75%
Class B-2	1.05%	2.00%	3.05%
Class B-3	0.85%	1.15%	2.00%
Class B-4	0.70%	0.45%	1.15%
Class B-5	0.45%	0.00%	0.45%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

The “Subordinated Principal Distribution Amount” for any loan group and Distribution Date will equal the sum of

•	the Subordinated Percentage for that loan group of all amounts described in the first through fourth bullets of the definition of Principal Amount for that loan group and that Distribution Date,

•
for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

•	the related Subordinate Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date,

minus

•	the principal portion of any Transfer Payments Made for that loan group.

On any Distribution Date after the fourth Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.

Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

The “Senior Credit Support Depletion Date” is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

Allocation of Losses

On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated:

•
first, to the subordinated certificates, in the reverse order of their distribution priority (beginning with the class of subordinated certificates then outstanding with the lowest distribution priority), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and

•
second, to the related classes or P&I Components of senior certificates in the related senior certificate group (other than the Notional Amount Certificates), in the following order, until their respective Class Certificate Balances or Component Principal Balances, as applicable, are reduced to zero:

•	in the case of loan group 1, sequentially to the Class 1-A-2 and Class 1-A-1 Certificates, in that order,

•	in the case of loan group 2, sequentially to the Class 2-A-2 P&I Component and Class 2-A-1 Certificates, in that order,

•	in the case of loan group 3, sequentially to the Class 3-A-2 P&I Component and Class 3-A-1 Certificates, in that order,

•	in the case of loan group 4, sequentially to the Class 4-A-2 and Class 4-A-1 Certificates, in that order, and

•	in the case of loan group 5, sequentially to the Class 5-A-2 and Class 5-A-1 Certificates, in that order.

For purposes of allocating losses to the subordinated certificates, the Class M Certificates have a higher distribution priority than each other class of subordinated certificates.

Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

In general, a “Realized Loss” means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

A “Liquidated Mortgage Loan” is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

“Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.